UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

CVB Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVB FINANCIAL CORP.

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2008

TO OUR SHAREHOLDERS:

The 2008 Annual Meeting of Shareholders of CVB Financial Corp. will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764 on Wednesday, May 21, 2008, at 7:00 p.m. local time.

At our meeting, we will ask you to act on the following matters:

1.     Election of Directors. Elect eight persons to the Board of Directors to serve until their successors are elected and qualified. The following eight persons are the nominees:

George A. Borba	Christopher D. Myers
John A. Borba	James C. Seley
Robert M. Jacoby, C.P.A.	San E. Vaccaro
Ronald O. Kruse	D. Linn Wiley

2.   2008 Equity Incentive Plan. Approve the CVB Financial Corp. 2008 Equity Incentive Plan.

3.   Ratification of Appointment of Independent Registered Public Accountants. Ratify the appointment of KPMG, LLP as independent registered public accountants for 2008.

4.   Other Business. Transact any other business which properly comes before the meeting.

Our Bylaws provide for the nomination of directors in the following manner:

“Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws; provided, however, that if only 10 days notice of the meeting is given to shareholders such notice of intention to nominate shall be received by the President of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors

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of election shall then disregard all votes cast for each nominee.” Additional information regarding procedures for shareholders recommending nominees for directors is set forth under the heading “Consideration of Shareholder Nominees.”

If you were a shareholder of record at the close of business on March 24, 2008, you may vote at the meeting or at any postponement or adjournment of the meeting.

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Myrna Disanto
MYRNA DISANTO

Corporate Secretary

Dated: April 16, 2008

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PROXY STATEMENT FOR

CVB FINANCIAL CORP.

701 North Haven Avenue, Suite 350

Ontario, California 91764

(909) 980-4030

This proxy statement contains information about the annual meeting of shareholders of CVB Financial Corp. to be held on Wednesday, May 21, 2008, beginning at 7:00 p.m., local time, at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, and at any postponements or adjournments of the meeting. CVB Financial Corp. is also referred to as the “Company” in this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors is soliciting your vote at the 2008 Annual Meeting of Shareholders.

This proxy statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about April 16, 2008 to all shareholders entitled to vote. The record date for those entitled to vote is March 24, 2008. On March 24, 2008, there were 83,541,549 shares of our common stock outstanding. Common stock is our only class of stock outstanding. We are also sending our Annual Report, including our Annual Report on Form 10-K, to shareholders for the year ended December 31, 2007 along with this proxy statement.

How Do I Vote By Proxy?

Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of all eight nominees for director;
•	“FOR” the approval of the 2008 Equity Incentive Plan; and
•	“FOR” ratification of the appointment of KPMG, LLP as our independent registered public accountants for 2008.

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If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matters which needed to be acted on at the meeting, other than those discussed in this proxy statement.

How Many Votes Do I Have?

Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. However, in the election of directors, you are entitled to cumulate your votes if you are present at the meeting, the nominee’s(s’) name(s) have properly been placed in nomination, and a shareholder has given notice at the meeting prior to the actual voting of his intention to vote his shares cumulatively. Cumulative voting allows you to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares you own, or to distribute your votes in the same fashion between two or more nominees. The return of an executed proxy grants the Board of Directors the discretionary authority to also cumulate votes.

May I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised, if you file with CVB Financial Corp.’s Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How Do I Vote in Person?

If you plan to attend the meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a legal proxy from your broker, bank or other nominee to vote the shares at the meeting.

What Vote Is Required for Each Proposal?

The eight nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY TO VOTE” for a particular nominee on your proxy card, your vote will not count either “FOR” or “AGAINST” the nominee. Approval of the 2008 Equity Incentive Plan and ratification of the appointment of our auditors requires the approval of a majority of the votes represented and voting at the meeting, with affirmative votes constituting at least a majority of the required quorum.

Who are Shareholders of Record Versus Beneficial Owners?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the “shareholder of record.” CVB Financial Corp. has sent the notice of annual meeting, proxy statement, our Annual Report, including our Annual Report on Form 10-K, and proxy card directly to you.

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If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or other holder of record, who is considered the shareholder of record with respect to those shares, has forwarded the notice of annual meeting, proxy statement, our Annual Report, including our Annual Report on Form 10-K, and proxy card directly to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

What Constitutes a Quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” in a matter are treated as being present at the meeting for purposes of establishing the quorum, but only shares voted “FOR” or “AGAINST” are treated as shares "represented and voting" at the Annual Meeting with respect to such matter.

How Are Broker-Non-votes and Abstentions Treated?

Proposals 2 and 3 each require for approval (i) the affirmative vote of a majority of the shares represented and voting, and (ii) the affirmative vote of a majority of the required quorum.

“Broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner, but have not given voting instructions to your bank, broker or other holder of record, that holder is still permitted to vote your shares on the election of directors and the ratification of KPMG, LLP as our independent registered public accounting firm. However, your bank, broker or other holder of record does not have discretionary voting with respect to the proposal to approve the 2008 Equity Incentive Plan. If you are a beneficial owner, you must provide instructions to the holder in order for the holder to vote on this proposal.

Abstentions and broker non-votes will have no effect on Proposals 2 and 3, unless there are sufficient votes in favor of each such proposal, so that the affirmative votes constitute at least a majority of the required quorum. In such cases, abstentions and broker non-votes will have the same effect as a vote against each such proposal.

What Are the Costs of Solicitation of Proxies?

We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but CVB Financial Corp.’s directors, officers and regular employees may solicit proxies personally or by telephone. We also anticipate using a proxy solicitor at an estimated cost of $10,000 in connection with the

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solicitation of proxies. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Shareholders to be Held on May 21, 2008

The proxy statement, proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2007, are available on our website at www.cbbank.com under the tab “CVB Investors” and then “Investor Relations - Documents.”

STOCK OWNERSHIP

Who Are the Largest Owners of CVB Financial Corp.’s Common Stock?

The following table shows the beneficial ownership of common stock as of March 24, 2008 by those persons we know to be the beneficial owners of more than 5% of the outstanding shares of common stock based on information those persons have filed with the Securities and Exchange Commission on Schedule 13G. “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own CVB Financial Corp.’s common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell it or you have the right to acquire it within 60 days of March 24, 2008:

Name	Address	Common Stock Beneficially Owned
		Number of Shares	Percent of Class
George A. Borba	c/o Citizens Business Bank 701 N. Haven Avenue Ontario, CA 91764	11,551,210(1)	13.84%
John Vander Schaaf	c/o Citizens Business Bank 701 N. Haven Avenue Ontario, CA 91764	4,224,445	5.08%

_____________________

(1)	Includes 39,875 shares Mr. Borba has the right to acquire within 60 days after March 24, 2008.

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How Much Stock Do CVB Financial Corp.’s Directors and Officers Own?

The following table shows the beneficial ownership of CVB Financial Corp.’s common stock as of March 24, 2008 by (i) our Chief Executive Officer and President; (ii) those serving as our executive officers in 2007 and 2008; (iii) each director, all of whom are also nominees for director and (iv) by all directors and executive officers as a group.

	Common Stock Beneficially Owned
Name	Number of Shares (1)	Percent of Class (2)
George A. Borba (3) Chairman of the Board and Nominee	11,551,210	13.84%
John A. Borba (4) Director and Nominee	2,169,654	2.46%
Ronald O. Kruse (5) Director and Nominee	1,808,944	2.03%
Robert M. Jacoby (6) Director and Nominee	12,512	*
Christopher D. Myers (7) President, Chief Executive Officer, Director and Nominee	76,000	*
James C. Seley (8) Director and Nominee	343,731	*
San E. Vaccaro (9) Director and Nominee	576,476	*
D. Linn Wiley (10) Director and Nominee	675,402	*
Edward J. Biebrich, Jr. (11) Executive Vice President and Chief Financial Officer	274,241	*
Jay W. Coleman (12) Executive Vice President	388,629	*
Edward J. Mylett, Jr. (13)	22,756	*
Executive Vice President Chris A. Walters Executive Vice President	10,000	*
Current Directors and Executive Officers as a Group (12 persons) (14)	17,909,555	21.55%

__________________

*	Less than 1%.

(1)

Except as otherwise noted below, each person directly or indirectly has sole or shared voting and investment power (as community property and/or with such person’s spouse) with respect to the shares listed.

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(2)

The percentage for each of these persons or group is based upon the total number of shares of CVB Financial Corp.’s common stock outstanding as of March 24, 2008, plus the shares which the respective individual or group has the right to acquire within 60 days after March 24, 2008, by the exercise of stock options.

(3)	Includes 39,875 shares which Mr. Borba may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(4)	Includes 121,114 shares which Mr. Borba may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(5)	Includes 121,114 shares which Mr. Kruse may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(6)	Includes 5,500 shares which Mr. Jacoby may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(7)	Includes 11,000 shares which Mr. Myers can acquire within 60 days after March 24, 2008, by the exercise of stock options.
(8)	Includes 283,039 shares which Mr. Seley may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(9)	Includes 39,875 shares which Mr. Vaccaro may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(10)	Includes 74,251 shares which Mr. Wiley may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(11)	Includes 107,233 shares which Mr. Biebrich may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(12)	Includes 25,024 shares which Mr. Coleman may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(13)	Includes 22,206 shares which Mr. Mylett may acquire within 60 days after March 24, 2008, by the exercise of stock options.
(14)	Includes 850,231 shares which members of the group may acquire within 60 days after March 24, 2008, by the exercise of stock options.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. To that end, the Board has adopted Corporate Governance Guidelines, which among other things, provide for:

•	At least a majority of independent directors;
•	Audit, compensation and nominating/corporate governance committees consisting solely of independent directors;
•	Periodic executive sessions of non-management directors;
•	An annual self-evaluation process for the Board and its committees;
•	Ethical conduct of directors;
•	Director access to officers and employees;
•	Director access to independent advisors;
•	Periodic review of a management succession plan; and

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•	Methodology for reporting concerns to non-employee directors or the Audit Committee.

A copy of our Corporate Governance Guidelines is available on our website at www.cbbank.com under the tab “CVB Investors” and then “Investor Relations - Governance Documents.”

Board Selection Process

We have established a Nominating and Corporate Governance Committee. This committee assists the Board in director selection, as well as review and consideration of developments in corporate governance practices. This committee also recommends to the Board director nominees for each Board committee, and reviews director candidates submitted by shareholders. The Nominating and Corporate Governance Committee is responsible for annually reviewing and evaluating with the Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and our goals for nominees to the Board, including nominees who are current Board members. The Nominating and Corporate Governance Committee has the authority to utilize third party providers, as appropriate, to assist it in fulfilling its Board selection function.

In identifying and evaluating nominees for director, the goals of the Nominating and Corporate Governance Committee include maintaining a strong and experienced Board by continually assessing the Board’s business background, current responsibilities, community involvement, independence, commitment to CVB Financial Corp. (including meaningful ownership of our common stock with a market value of at least $100,000) and time available for service. Other important factors the Nominating and Corporate Governance Committee will consider in evaluating nominees include current knowledge and contacts in CVB Financial Corp.’s industry and other industries relevant to CVB Financial Corp.’s business, ability to work together with other Board members and ability to commit adequate time to serve as a director.

All of the current nominees were elected at the 2007 Annual Meeting of Shareholders.

Consideration of Shareholder Nominees

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board of Directors. In evaluating nominees, the Nominating and Corporate Governance Committee will look at the same factors described under the heading “Board Selection Process” that it uses for nominees which come to its attention from persons other than the Board of Directors. Recommendations must be submitted in writing to the attention of the Chair of the Nominating and Corporate Governance Committee at the following address:

CVB Financial Corp.

701 N. Haven Avenue, Suite 350

Ontario, California 91764

Shareholders should include in such recommendation, (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of

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shares of voting stock of CVB Financial Corp. owned by each proposed nominee and the notifying shareholder; (d) the name and residence address of the notifying shareholder; and (e) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the CVB Financial Corp. Board of Directors and will serve as a member of the CVB Financial Corp. Board if elected. In addition, each recommendation must set forth in detail the reasons why the notifying shareholder believes the proposed nominee meets the criteria set forth in the Nominating and Corporate Governance Committee Charter for serving on CVB Financial Corp.’s Board of Directors.

In addition, our Bylaws permit shareholders to nominate directors for consideration at an annual meeting. For a description of the process, see the “Notice of 2008 Annual Meeting of Shareholders” included herein.

Executive Sessions

Executive sessions of independent directors are held at least three times a year. The person who presides at these meetings is chosen by the independent directors.

Attendance at Annual Meetings

The Board encourages all of its members to attend the Annual Meeting of Shareholders. All of our then serving directors attended the 2007 Annual Meeting of Shareholders.

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Communications with the Board

Shareholders wishing to contact CVB Financial Corp.’s Board of Directors, including a committee of the Board, may do so by writing to the following address to the attention of the Board or a committee of the Board at:

Board of Directors

CVB Financial Corp.

701 North Haven Avenue, Suite 350

Ontario, California 91764

Confidential communications may be sent through the internet by logging on to http://www.reportit.net and entering the username: “Citizens” and the password: “Citizens.” All communications sent to the Board of Directors will be communicated with the entire Board of Directors unless the Chairman of the Board reasonably believes communication with the entire Board of Directors is not appropriate or necessary or the communication is intended only for a specific committee. Shareholders wishing to communicate solely with non-management directors, or confidentially, may do so by writing to the foregoing address at Confidential Corporate Solutions, and sending their communication to the attention of the Nominating and Corporate Governance Committee. CVB Financial Corp.’s Corporate Secretary keeps a log of all communications sent to the Board of Directors or its committees. This log is available for inspection by the members of the Board of Directors.

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DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1

ELECTION OF DIRECTORS

We have nominated eight directors for election at the annual meeting, which is the number fixed for the election of directors.

We will nominate the persons named below, all of whom are present members of CVB Financial Corp.’s Board of Directors, for election to serve until the 2009 Annual Meeting of Shareholders and until their successors have been elected and qualified. Each of these persons is also a member of the Board of Directors of our principal subsidiary, Citizens Business Bank. With the exception of Mr. Wiley and Mr. Myers each of these directors is “independent” within the meaning of the rules and regulations promulgated by the Nasdaq Stock Market and has been determined to be “independent” by our Nominating and Corporate Governance Committee. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board.

The Nominees

The directors standing for reelection are:
Name and Position	Principal Occupation For Past Five Years	Age	Year First Elected or Appointed a Director
George A. Borba (1) Chairman of the Board	Dairy Farmer, George Borba & Son Dairy	75	1981
John A. Borba (1) Director	Dairy Farmer, John Borba & Sons	80	1981
Robert M. Jacoby, C.P.A. Director	Certified Public Accountant	66	2005
Ronald O. Kruse Vice Chairman of the Board and Director	Chairman, Kruse Investment Co., Inc. and Feed Commodities, LLC	69	1981
Christopher D. Myers President, Chief Executive Officer and Director	Former Chairman and Chief Executive Officer of Mellon First Business Bank	45	2006
James C. Seley Director	Partner, Seley & Co. (commodity merchant)	66	1996
San E. Vaccaro Director	Attorney	75	1999

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D. Linn Wiley Vice Chairman of the Board and Director	President and Chief Executive Officer, CVB Financial Corp. and Citizens Business Bank until August 1, 2006	69	1991

_________________________

(1)	George A. Borba and John A. Borba are brothers.

Biographical information about all of our executive officers is contained under Item 4A of our Annual Report on Form 10-K, a copy of which is being mailed with this proxy statement and which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Board of Directors and Committees

The Board of Directors oversees our business and affairs. The Board also has three standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee.

The Number of Meetings Attended

During 2007, CVB Financial Corp.’s Board of Directors held 13 meetings, and the Board of Directors of Citizens Business Bank held 15 meetings. All of the directors of CVB Financial Corp. and Citizens Business Bank during 2007 attended at least 75% of the aggregate of (i) the total number of CVB Financial Corp. and Citizens Business Bank Board meetings and (ii) the total number of meetings held by all committees of the Board of Directors of CVB Financial Corp. or Citizens Business Bank on which he served during 2007.

Audit Committee

The Audit Committee of the Board is composed of Messrs. John Borba (Chairman), Robert Jacoby, Ronald Kruse, James Seley, and San Vaccaro. The Audit Committee operates under a written charter, adopted by the Board of Directors, which is available on our website at www.cbbank.com under the tab “CVB Investors” and then “Investor Relations - Governance Documents.” The Audit Committee is a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Each of the members of the Audit Committee is independent within the meaning of the rules and regulations of the Nasdaq Stock Market.

The purpose of the Audit Committee is to oversee and monitor (i) the integrity of our financial statements and its systems of internal accounting and financial controls; (ii) our compliance with applicable legal and regulatory requirements; (iii) our independent auditor qualifications and independence; and (iv) the performance of our internal audit function and independent auditors. The Board of Directors has determined that Mr. Jacoby and Mr. Vaccaro are “audit committee financial experts” within the meaning of the rules and regulations of the Securities and Exchange Commission.

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The Audit Committee has sole authority to appoint or replace the independent auditors (including oversight of audit partner rotation). The Audit Committee is also directly responsible for the compensation and oversight of the work of the independent auditors. Our independent auditors report directly to the Audit Committee. Among other things, the Audit Committee prepares the audit committee report for inclusion in the annual proxy statement, reviews and discusses with management and the independent auditor our independent certified audits; reviews and discusses with management and the independent auditor quarterly and annual financial statements; reviews the adequacy and effectiveness of our disclosure controls and procedures; approves all auditing and permitted non-auditing services; reviews significant findings by bank regulators and management’s response thereto; establishes procedures to anonymously and confidentially handle complaints we receive regarding auditing matters and accounting and internal accounting controls; and handles the confidential, anonymous submission to it by our employees of concerns regarding questions to accounting or auditing matters. The Audit Committee also has authority to retain independent legal, accounting and other advisors as the Audit Committee deems necessary or appropriate to carry out its duties. The Audit Committee held 12 meetings during 2007, plus 7 special meetings for the purpose of reviewing Securities and Exchange Commission filings and selecting a new auditing firm.

The report of the Audit Committee is included below.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of CVB Financial Corp. The Audit Committee manages CVB Financial Corp.’s relationship with its independent auditors (who report directly to the Audit Committee).

In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and KPMG, LLP, the independent auditors for CVB Financial Corp., regarding the audited consolidated financial statements. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between CVB Financial Corp. and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the

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independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of CVB Financial Corp.’s audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Dated: March 24, 2008

THE AUDIT COMMITTEE

JOHN A. BORBA, Chairman

ROBERT M. JACOBY, C.P.A.

RONALD O. KRUSE

JAMES C. SELEY

SAN E. VACCARO

Nominating and Corporate Governance Committee

The Board of Directors has a Nominating and Corporate Governance Committee consisting of Messrs. George Borba (Chairman), John Borba, Robert Jacoby, Ronald Kruse, James Seley, and San Vaccaro. Each of the members of the Nominating and Corporate Governance Committee is independent within the meanings of the rules and regulations of the Nasdaq Stock Market.

As set forth above, the Nominating and Corporate Governance Committee:

•	assists the Board by identifying individuals qualified to become Board members;
•	recommends to the Board the director nominees for the next annual meeting;
•	recommends to the Board director nominees for each committee; and
•	develops and recommends a set of corporate governance principles applicable to CVB Financial Corp.

Other specific duties and responsibilities of the Nominating and Corporate Governance Committee include: retaining and terminating any search firm to identify director candidates; receiving communications from shareholders regarding any matters of concern; recommend to the Board directors for each committee; and reviewing and reassessing the adequacy of its charter and its own performance on an annual basis. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the bylaws and reprinted in the Notice of Annual Meeting of Shareholders. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.cbbank.com under the tab “CVB Investors” and then “Investor Relations - Governance Documents.” The Nominating and Corporate Governance Committee held one meeting during 2007.

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Compensation Committee

The Compensation Committee of the Board of Directors of CVB Financial Corp. (the “Compensation Committee”) has overall responsibility for overseeing our compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans. This committee is composed of Messrs. George Borba (Chairman), John Borba, Robert Jacoby, Ronald Kruse, James Seley, and San Vaccaro. Each of the members of the Compensation Committee is independent within the meaning of the rules and regulations of the Nasdaq Stock Market. During the year, meetings are scheduled quarterly, but are held at other times as needed. During 2007, the Compensation Committee met 13 times. The meetings are set up by the Corporate Secretary in conjunction with the Chairman of the Compensation Committee. The Chief Executive Officer and the Chief Financial Officer provide input on the agendas.

The Compensation Committee has a charter, which can be found on CVB Financial Corp.’s website, www.cbbank.com, under the tab “CVB Investors” and then “Investor Relations - Governance Documents.” This charter is reviewed annually with input from our outside counsel and may be changed to keep abreast of current regulations and changes in duties.

The Compensation Committee has the responsibility for the total compensation of directors, our chief executive officer, chief financial officer, the other three most highly-compensated executive officers (with our chief executive officer and chief financial officer, the “named executive officers”), and all other officers and non-officers in CVB Financial Corp. The Compensation Committee has the authority to consult and retain internal and external advisors as needed.

The Compensation Committee has, in the past, selected and worked with independent compensation consulting firms, such as Semler Brossy Consulting Group, as appropriate to evaluate its executive compensation program in light of the marketplace to make sure the program is competitive. Such consultations include an evaluation of the competitiveness of our branch managers’ and executive officers’ salaries, bonuses, benefits and employment agreement arrangements as compared to a peer-group of similarly sized, high-performing regional commercial banking organizations. In 2007, the Committee authorized an engagement with Mercer to establish a comprehensive incentive compensation structure for sales producing officers. This engagement included a study comparing our plan with plans at similar sized financial services institutions. The Compensation Committee intends to continue to use outside consultants on a periodic basis to recommend the amount or form of executive or director compensation.

The Compensation Committee may delegate its authority to others within the organization if it deems necessary, but has not done so. Our Chief Executive Officer, Chief Financial Officer, and Human Resources Director participate, when requested to do so, in determining or recommending the amount or form of executive and director compensation (except with respect to their own compensation).

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COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Philosophy of Our Compensation Program

We provide what we consider to be a comprehensive compensation package comprised of salary, an annual cash incentive plan, long-term equity compensation plan, profit sharing plan, deferred compensation program and health and welfare benefits. We have adopted a basic philosophy and practice of offering a compensation program designed to attract and retain highly qualified employees. We believe our compensation practices encourage and motivate these individuals to achieve superior performance on both a short-term and long-term basis. This underlying philosophy pertains specifically to executive compensation as well as employee compensation at all other levels throughout our organization.

Our compensation is designed to achieve the following objectives:

•	Attract and retain talented and experienced executives;
•	Provide a base salary that is competitive in our industry;
•	Align the interest of our executives with those of our shareholders by having our cash-based incentive compensation based, in part, on increasing growth in shareholder value; and
•	Offer equity-based compensation that reflects the growth in our stock value and thus, in shareholder value.

Our compensation program is designed to reward employees for meeting our corporate objectives. Our goal is to have a level of earnings growth and a return on equity consistent with enhancing shareholder value. These elements are at the core of our cash based bonus program.

Methodologies for Establishing Compensation

In determining the appropriate compensation levels for our Chief Executive Officer, the Compensation Committee meets outside the presence of all of our executive officers. With respect to the compensation of all of our other named executive officers, the Compensation Committee meets outside the presence of all executive officers, other than, as requested, our Chief Executive Officer, our Chief Financial Officer and our Human Resources Director. The Compensation Committee reviews and approves any salary increases for all officers including the named executive officers in March and all non-officers in June, and responds to salary recommendations from our named executive officers for all officers (other than the named executive officers) and non-officers.

With the input of our Human Resources Department, the Chief Executive Officer (other than with respect to his own compensation) makes recommendations to the Compensation Committee regarding base salary levels, performance goals, bonuses and equity incentive awards for our named executive officers (other than our Chief Executive Officer). The Compensation

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Committee determines each element of compensation for the Chief Executive Officer. Each year, our Human Resources Director coordinates a written performance evaluation on every employee. These reviews are based on stated objectives for the employee and how the results of their performance compare with those objectives. The results of these evaluations, along with the recommended salary increase, are presented to the Compensation Committee for its review and approval.

In January of each year, the Compensation Committee determines bonus payments under the prior year’s performance compensation plan, and in April of each year the Compensation Committee determines target amounts and performance criteria for the current year’s performance compensation plan. The Compensation Committee similarly determines equity incentive awards for each of the named executive officers, generally in June of even numbered years.

Competitive Benchmarking

Our goal is to establish base salaries in the 75th percentile of the salary ranges in the marketplace. The base salary range is determined, in part, through our analysis of salary surveys from the California Bankers Association and the Salary Information Retrieval System survey prepared by Organization Resource Counselors, Inc. as well as our review of proxy statements for banks and holding companies in California. Although we look at a wide range of companies in evaluating our base salary ranges, we focus our analysis on banks and bank holding companies located in California between $1 and $15 billion in assets, including the following:

Company Name	Total Assets 2006 FY (in thousands)
City National Corporation	$ 14,884,381
East West Bancorp, Inc.	10,823,711
Pacific Capital Bancorp	7,494,830
First Community Bancorp	5,553,323
Westamerica Bancorporation	4,769,335
PFF Bancorp, Inc.	4,340,790
Vineyard National Bancorp	2,257,739
Capital Corp. of the West	1,961,539
Temecula Valley Bancorp	1,238,189

These banking institutions have similar business model concentrations in wealth management and consumer and commercial loans and operate within CVB Financial Corp.’s geographic region. Data analyzed by the Compensation Committee included total assets, asset growth, return on average assets, return on average equity, net interest margin, efficiency ratio, core earnings per share growth, total three-year returns and number of branches.

The Compensation Committee believes that surveying measures such as base salaries, cash compensation and total compensation paid by companies in the above peer group can serve as a useful comparative tool. On the other hand, the Compensation Committee recognizes that

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executives in different companies can play significantly different roles, even though they may hold the same nominal positions. Moreover, it is not possible to determine from the available information about peer group compensation anything relating to the respective qualitative factors that may influence compensation, such as the performance of individual executives or their perceived importance to their companies’ business. The Compensation Committee looked to information with respect to the above companies only as a guide to “benchmark” compensation.

Summary of Components of Compensation

The following table outlines our various compensation plans. We feel these compensation components are consistent with meeting our objectives. The allocation between cash and non-cash compensation is based on the Compensation Committee’s determination of the appropriate mix among base pay, annual cash incentives and long-term equity incentives to encourage retention and performance.

Component	Characteristics	Purpose
Base Salary	Each executive officer is eligible for an annual increase in April based on performance. This is a fixed cash compensation.	To compensate our officers at a level that is competitive in the industry. This will help us attract and retain highly qualified executives.
Bonus	Paid so long as CVB Financial Corp. attains a stipulated return on equity. Individual executives have additional performance criteria based on their positions with CVB Financial Corp.	The bonus element serves to reward executives when CVB Financial Corp. meets its return on equity objective and when they meet and exceed the current year’s objectives, adding to shareholder value.
401(k) Profit Sharing

This has two components: (i) 401(k) to which CVB Financial Corp. places a fixed amount and the executive can add to it, (ii) the profit sharing is paid to all plan participants including named executive officers. Contributions are discretionary to the Compensation Committee and may be up to 5% of salary and bonus.

The 401(k) assists the executive in saving for retirement. The profit sharing portion allows the executive to share in the profits of CVB Financial Corp. and, since the money goes into a retirement plan, it also assists the executive in saving for retirement.

Restricted Stock	Awarded for our Chief Executive Officer as an inducement grant in connection with his employment.

Restricted stock allowed us to recruit our Chief Executive Officer and permits him to share in the long-term appreciation of CVB Financial Corp.’s stock with less dilution to our shareholders. This aligns the compensation of our Chief Executive Officer with the interests of our shareholders.

Stock Options	Awarded bi-annually in even numbered years to selected officers, including named executive officers, based on position and performance.	Stock options allow the executive to share in the long-term appreciation of CVB Financial Corp.’s stock. This aligns the compensation of the executive with the interests of the shareholder.
Deferred Compensation	Plan available to our Chief Executive Officer and other executive officers.	Allows for the tax deferral of compensation and growth of deferred amounts (including, in the case of our Chief Executive Officer only, a guaranteed rate of return of 6%).
Health and Welfare Benefits

These are the same benefits as offered to the total employee base; including medical, dental, vision, life and disability insurance. The named executive officers pay a portion of the costs in the same manner as all employees.

These benefits assist the employee in meeting the basic health and welfare needs of the executive and the executive’s family.

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Base Salary

It is our philosophy that employees be paid a base salary that is competitive with the salaries paid by comparable organizations and to guarantee the recipient a fixed amount. We predicate the base salary on the executive’s ability, experience and past and potential performance and contribution to CVB Financial Corp. and Citizens Business Bank. On an annual basis, we evaluate and adjust each executive’s base salary and incentive compensation, if appropriate, based on salary surveys, comparable salary information and other considerations. Our Human Resources Department gathers this information to analyze appropriate salary levels for our named executive officers as well as all of our other employees. Each year we establish a pool for base salary increases and award the percentage increases to each employee based on his or her job performance.

Annual Cash Bonuses

We have a performance-based compensation plan for our executives - the Executive Incentive Plan. The Executive Incentive Plan is administered in conjunction with our discretionary performance compensation plan (collectively, the “Performance Compensation Plan”) which we adopt each year. The Performance Compensation Plan rewards executives for outstanding performance provided to CVB Financial Corp. In addition, by linking the executive’s overall compensation to established performance goals, we are able to hold the executives accountable for their individual performances and CVB Financial Corp.’s corporate financial performance. The Compensation Committee has the sole discretion to determine the standard or formula pursuant to which each participant’s bonus shall be calculated, whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions, and limits of the Performance Compensation Plan and of any other written commitment authorized by the Compensation Committee. At the end of each calendar year, the Compensation Committee determines the amount of the Performance Compensation Plan awards and the extent to which performance bonuses are payable for such year. The Compensation Committee has the discretion to grant bonuses which have not been earned under the guidelines of the Performance Compensation Plan and/or adjust bonus allocations either upward or downward based on their judgment of an individual’s overall contribution to CVB Financial Corp.

The performance bonuses granted under the Performance Compensation Plan are paid out in cash and the maximum performance bonus that may be paid to any single executive under the Performance Compensation Plan for any year is $1,750,000.

Awards under our Performance Compensation Plan are based on the achievement of specific performance goals related to the following business criteria, as determined each year by the Compensation Committee. The categories from which the Compensation Committee chooses the performance goals for each year are set forth in the Executive Incentive Plan, and include: (i) deposit growth, (ii) total deposits, (iii) earnings growth, (iv) earnings per share, (v) efficiency ratio, (vi) investment services earnings, (vii) investment services revenue, (viii) loan growth, (ix) total loans, (x) net income, (xi) fee income, (xii) new trust assets, (xiii) new trust fees,

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(xiv) nonperforming assets to assets ratio, (xv) return on assets, (xvi) return on equity, (xvii) trust earnings, (xiii) trust growth, and (xix) trust revenue.

For 2007, bonus compensation was based on a minimum return on CVB Financial Corp.’s equity of 15%. If we did not achieve a minimum return on equity of 15%, no bonuses would have been paid under the Performance Compensation Plan. The other performance objectives and standards for all of our named executive officers under the Performance Compensation Plan (other than Christopher Walters, Executive Vice President/CitizensTrust Division of Citizens Business Bank), were based on earnings growth, deposit growth, loan growth (both business loans and total loans) and fee income. For Mr. Walters, the individual performance objectives and standards were based on trust service earnings, investment service earnings, managed accounts and managed assets. For each of these individuals, the specific individual performance objectives received a weighting, all based on a 100% scale.

Within each performance objective, we establish target business performance objectives at three different levels of percentage of base salary to determine the maximum amount of bonus the named executive officer is entitled to. Based on the weighting assigned to the particular business criteria, a fixed dollar amount of bonus is determined for each business performance objective. The Compensation Committee has the discretion to pay more or less than this fixed dollar amount. Once all the amounts are determined for each bonus performance objective, we calculate the total amount of the bonus under the Performance Compensation Plan.

Mr. Myers’ percentage levels of base salary were set at 75%, 100% and 150% of his base salary. Each of Messrs. Coleman, Biebrich, Mylett and Walter’s levels were set at 25%, 50% and 75% of base salary. Accordingly, the maximum amount of bonus Mr. Myers was entitled to earn under the Performance Compensation Plan was 150% of his base salary, and the maximum amount of bonus under the Performance Compensation Plan the other participating named executive officers were entitled to was 75% of their base salary. In order to adequately compensate Mr. Myers, and to further incentivize him for pay for performance, his levels were set at higher percentages than the other named executive officers.

The specific percentage weightings is listed for each of the seven categories in the chart below, with a higher degree of weighting (40%) assigned to the return on average equity goal. These weightings included metrics the Compensation Committee believed were key to the enhancement of long-term shareholder value.

Earnings Performance Goals	Weighting
Return on Average Equity	40%
Earnings Growth	15%
Average Demand Deposits	15%
Average Total Deposits	5%
Average Business Loans	10%
Total Loans	5%
Fee Income	10%

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For Mr. Walters, the individual performance objectives and standards and their respective percentage weightings were as follows: return on average equity (20%), trust service earnings (25%), investment service earnings (25%), managed accounts (15%) and managed assets (15%).

Our return on equity was 15 % for 2007, which was the minimum percentage required in order for bonuses to be paid under the Performance Compensation Plan. This 15% return on equity was equal to a bonus at level 1, which is 25% of the base salary for Messrs. Coleman, Biebrich, Mylett, and Walters. The actual bonus amount Messrs. Coleman, Biebrich, and Mylett were entitled to receive, based on our return on equity, was determined by the following formula:

(Base Salary x 25%) 40%	= Actual $Bonus for Return on Equity

Mr. Myers received a bonus for return on equity based on the same formula, except that his base salary was multiplied by 75% rather than 25%. The same formula applies to Mr. Walters, using a 20% weighting factor. However, for 2007, Mr. Walters received a guaranteed bonus of $30,000 in his employment offer letter, in addition to a signing bonus of $10,000.

We calculate the performance achieved in each of the other categories in the same manner in which we calculate a bonus for return on equity in order to arrive at the total bonus. The difficulty in achieving the performance targets depends heavily on market conditions. Negative developments in the latter half of 2007 in the subprime mortgage market and the securitization markets for loans have resulted in deteriorating economic conditions and increased competition for deposits and quality loans. While we attempt to forecast the affect of changing market conditions when establishing the performance goals of our executives, we cannot always predict the course of current events. Accordingly, executives may have difficultly in attaining certain objectives for reasons beyond their control.

In 2007, the Compensation Committee used its discretion to adjust upward the calculated bonuses of Messrs. Coleman (from $44,688 to $50,000), Biebrich (from $44,688 to $75,000), and Mylett (from $43,063 to $75,000). These adjustments were based upon each executive’s performance in implementing our strategic plan and vision in light of increasingly challenging market conditions in the financial services sector. The Compensation Committee made no adjustments to the $230,000 level 1 bonus earned by Mr. Myers.

The actual amount of bonuses paid under our Performance Compensation Plan is set forth in the Summary Compensation Table.

Equity-Based Compensation

We have a stock option compensation plan that provides long-term incentives for our named executive officers. We also issued a restricted stock grant in 2006 to our Chief Executive Officer for the same purpose. We do not require any of our executive officers to own any minimum number of shares of our stock.

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Stock Option Plan

CVB Financial Corp. currently has a 2000 Stock Option Plan, which serves to align the interests of key employees, including the named executive officers, with those of our shareholders. We provide our named executive officers with an incentive to achieve superior performance by granting them long-term options to purchase our common stock at a fixed exercise price that equals the fair market value of the underlying stock on the date of the grant. If the 2008 Equity Incentive Plan is approved by shareholders at the annual meeting, it will replace the 2000 Stock Option Plan. The Board of Directors adopted the 2008 Equity Incentive Plan in order to offer grants of restricted stock, in addition to stock options, and for the other reasons set forth under the heading “Proposal 2.”

The Compensation Committee administers the 2000 Stock Option Plan. The Compensation Committee has the authority to select the key employees eligible for the stock options and the number of options they will receive. The Compensation Committee does not utilize any performance goals in determining the number of options to be granted, nor do they consider the number of options previously granted to an executive officer. Rather, the members base the award of stock options on their own analysis of that employee’s contribution to CVB Financial Corp., including an assessment of the employee’s responsibilities, as well as the employee’s commitment to our future. The amount of compensation an optionee may receive pursuant to the option is based solely on an increase in the value of our common stock after the date of the grant or award.

Options are generally awarded every two years in even numbered years at the June Compensation Committee meeting. On occasion, we may need to issue options on a date other than the normal date. This may be done in conjunction with the hiring of an individual or as a special incentive. On each occasion, the Compensation Committee approves these awards. The exercise price for options is always the closing market price as of the close of business on the day of the grant pursuant to the provisions of our 2000 Stock Option Plan.

Restricted Stock

We have awarded restricted stock only to our Chief Executive Officer as part of an inducement grant and in connection with his initial employment with us. We chose restricted stock in order to recruit our Chief Executive Officer and to allow him to share in the long-term appreciation of our stock value with less dilution to our shareholders. The restricted stock grant was also consistent with the restricted stock grant we made to Mr. Wiley in connection with his initial employment as our Chief Executive Officer in 1991. The grant date of the restricted stock was the date of Mr. Myers’ commencement of employment with us.

Retirement Plans

401(k) Profit Sharing Plan

The CVB Financial Corp. 401(k) Profit Sharing Plan primarily provides retirement benefits to all eligible employees, including our named executive officers. It also has death and disability features.

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For Profit Sharing, employees become eligible upon completing at least one year of service and 1,000 hours of employment. Annual contributions are made solely by CVB Financial Corp. These contributions are entirely discretionary, and are approved by the Board of Directors based on CVB Financial Corp.’s earnings and return on equity. For 2007, CVB Financial Corp. did not make a contribution to this plan.

All of our employees also receive a Qualified Non-Elective Contribution to the 401(k) portion of the plan, which is immediately vested. Annual contributions are made solely by CVB Financial Corp. These contributions are guaranteed to eligible 401(k) participants. For 2007, CVB Financial Corp. contributed $1.3 million or 3% of total eligible employee base salary and bonus to the Qualified Non-Elective Contribution. Of this amount, $32,775 was contributed to the accounts of the named executive officers. We allocate contributions proportionately to the accounts of plan participants based on their base salaries and bonus.

Deferred Compensation Program

In conjunction with the hiring of our Chief Executive Officer, we adopted a deferred compensation plan for his benefit. He was eligible to participate in the deferred compensation program in 2007. The Compensation Committee has the discretion to contribute amounts to Mr. Myers’ deferred compensation plan and has guaranteed him a fixed rate of return of 6% plus a bonus rate equal to the sum, if any, of the Treasury Bond Rate and 2% less 6%. CVB Financial Corp. did not make any additional contributions to the plan for the benefit of Mr. Myers during 2007. In 2007, we also adopted a broader based deferred compensation program for certain other employees, including the named executive officers and our directors. There is no guaranteed rate of earnings on this broader deferred compensation program.

Health and Welfare Benefits

Medical benefits are an important part of compensation. We offer our employees a full range of medical, dental, vision, life and long-term disability coverage. All employees, including our named executive officers, pay approximately 25% of the costs, while we pay the remaining 75%.

Change in Control Agreements

To ensure the continuity of management in the event of a change in control, each of our current executive officers has entered into a severance compensation agreement with change in control features or, in the case of our Chief Executive Officer, has change in control features incorporated into his existing employment agreement. To receive benefits under the change in control provisions, there must be a change in control of CVB Financial Corp. or Citizens Business Bank, and the employment of the executive’s employment must terminate (whether by the successor corporation or by the employee himself) within one year of the occurrence of that change in control. This trigger helps ensure successful integration in a change in control and allows the executive officer to be compensated if either the successor company or the executive himself believes continuing on with a successor following a change in control is not in his best interest. Additionally, all outstanding unvested stock options or restricted stock would accelerate upon the occurrence of a change in control.

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Tax Deductibility and Executive Compensation

Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to our named executive officers to $1 million per individual, unless certain requirements are met which establish that compensation as performance based. The Compensation Committee has considered the impact of this tax code provision, and attempts to the extent practical, to implement compensation policies and practices that maximize the potential income tax deductions available to us by qualifying such policies and practices as performance-based compensation exempt from the deduction limits of Section 162(m).

The Compensation Committee will continue to review and modify our compensation practices and programs as necessary to ensure our ability to attract and retain key executives while taking into account the deductibility of compensation programs. Stock options granted under our 2000 Stock Option Plan and amounts paid pursuant to our Performance Compensation Plan are designed generally to satisfy the deductibility requirements of Section 162(m).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

George Borba (Chair)

John Borba

Robert Jacoby

Ronald Kruse

James Seley

San Vaccaro

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Summary of Compensation

The following table sets forth all compensation awarded to, earned by or paid for services received by our named executive officers for the fiscal years ended December 31, 2007 and 2006.

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Christopher D. Myers	2007	518,272	–	144,000	54,887	230,000	–	37,598	984,757
President and CEO of the	2006	200,000	500,000	59,667	22,388	–	–	52,195	834,250
Company and the Bank

Edward J. Biebrich	2007	272,308	–	–	73,510	75,000	–	20,965	441,783
EVP - CFO of the Company	2006	259,615	–	–	67,639	106,000	–	32,399	465,653
and the Bank

Jay W. Coleman	2007	272,307	–	–	73,510	50,000	–	22,552	418,369
EVP of the Sales Division	2006	259,615	–	–	67,639	106,000	–	35,754	469,008

Edward J. Mylett	2007	259,615	–	–	45,050	75,000	–	31,353	411,018
EVP - Senior Credit Officer of	2006	228,615	–	–	37,429	98,000	–	41,489	405,533
the Bank

Chris A. Walters (4)	2007	108,308	40,000	–	2,952	–	–	12,813	164,073
EVP of CitizensTrust

(1)

Mr. Myers was granted a restricted stock award of 55,000 shares of CVB Financial Corp.’s common stock, vesting at the rate of 20% per year over the next five years. The amount in column (e) reflects the amount reported in CVB Financial Corp.’s financial statements for the fiscal years ended December 31, 2007 and 2006 in accordance with FAS 123(R).

(2)

The amounts in column (f) represent the amounts reported in CVB Financial Corp.’s financial statements for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R). These amounts include awards granted in 2006 and prior years. The assumptions for these amounts are included in footnote number 15 of CVB Financial Corp.’s audited financial statements included in CVB Financial Corp.’s Annual Report on Form 10-K.

(3)	The amounts shown in column (i) reflect the following for each of the executives:
(a)

Mr. Myers’ other compensation represents $16,811 for country club membership and dues, $350 for his spouse’s attendance at a banking conference, $12,113 for health benefits, $6,750 for profit sharing and safe harbor contribution to the 401(k) Profit Sharing Plan, $1,424 for the personal use of a company car, and $150 gift card.

(b)

Mr. Biebrich’s other compensation represents $8,305 for health benefits, $6,750 for profit sharing and safe harbor contributions to the 401(k) Profit Sharing Plan, $4,760 for the personal use of a company car, $1,000 recognition award, and $150 gift card.

(c)

Mr. Coleman’s other compensation represents $6,300 for country club dues, $8,305 for health benefits, $6,750 for profit sharing and safe harbor contributions to the 401(k) Profit Sharing Plan, $1,047 for the personal use of a company car, and $150 gift card.

(d)

Mr. Mylett’s other compensation represents $7,966 for country club dues, $8,249 for health benefits, $6,750 for profit sharing and safe harbor contributions to the 401(k) Profit Sharing Plan, $7,238 for the personal use of a company car, $1,000 recognition award, and $150 gift card.

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(e)	Mr. Walter’s other compensation represents $4,977 for health benefits, $7,686 for the personal use of a company car, and $150 gift card.
(4)	Mr. Walter’s bonus consists of a $10,000 sign-on bonus and a $30,000 minimum guaranteed bonus.

Grants of Plan-Based Awards

The following table illustrates the grants of plan-based awards during 2007.

Grants of Plan-Based Awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum (#) (1)	Threshold ($)	Target ($)	Maximum (#)	All Other stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Christopher D. Myers		–	–	787,500.00	–	–	–	–	–	–	–
Edward J. Biebrich		–	–	206,250.00	–	–	–	–	–	–	–
Jay W. Coleman		–	–	206,250.00	–	–	–	–	–	–	–
Edward J. Mylett		–	–	198,750.00	–	–	–	–	–	–	–
Chris A. Walters (2)	7/18/2007	–	–	165,000.00	–	–	–	–	10,000	$10.22	$34,250

(1)  Represents the maximum amount which could be earned under CVB Financial Corp.’s annual cash based Performance Compensation Plan, as described in Compensation Discussion and Analysis. Actual amounts earned under the Performance Compensation Plan for work performed in 2007 but paid in 2008 are set forth in the Summary Compensation Table.

(2)  Stock options are awarded bi-annually in June. Mr. Walters received his stock options upon hire. The amount in column (l) was determined in accordance with FAS 123(R) for the fiscal year ended December 31, 2007.

Discussion of Summary Compensation and Plan-Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our compensation plans and arrangements is set forth below.

Employment Agreement

On June 1, 2006, we and Citizens Business Bank entered into an employment agreement with Christopher D. Myers, to serve as the President and Chief Executive Officer of CVB Financial Corp. and Citizens Business Bank, effective as of August 1, 2006. The agreement provides for a three-year employment term. During the employment term, the agreement provides for, among other things, (a) a base salary of $500,000 per year; (b) a one-time hiring bonus of $150,000; (c) the grant of a restricted stock award of 55,000 shares of CVB Financial Corp.’s common stock vesting in equal installments over a five-year period pursuant to a

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restricted stock agreement (the “Stock Agreement”); (d) the grant of a stock option to purchase 55,000 shares of CVB Financial Corp.’s common stock under our Stock Option Plan; (e) guaranteed minimum bonus compensation for 2006 of $350,000, and for the remaining two years of the term, a bonus consistent with Citizens Business Bank’s applicable executive incentive compensation program, based upon Mr. Myers’ performance and accomplishment of business and financial goals during the complete fiscal year and the overall financial performance of Citizens Business Bank; (f) participation in a deferred compensation program to be created for Mr. Myers’ benefit; (g) eligibility to participate in group benefit plans and programs of CVB Financial Corp.; (h) reimbursement for reasonable, ordinary and necessary business expenses incurred by Mr. Myers in connection with his use of a Bank-provided automobile; (i) reimbursement for the reasonable cost of one country club membership and an additional country club membership at the discretion of Citizens Business Bank; and (j) reimbursement for reasonable, ordinary and necessary business expenses incurred by Mr. Myers in connection with the performance of his duties as President and Chief Executive Officer of CVB Financial Corp. and Citizens Business Bank.

Mr. Myers restricted stock grant was made on August 1, 2006 in connection with his employment agreement. The restricted stock grant of 55,000 shares vests in five equal installments on each anniversary of the date of grant, such that on August 1, 2011, the entire grant will be vested. Dividends are paid on Mr. Myers’ restricted stock at the same rate as dividends declared on all other shares of our common stock. In the event of a change in control of us or Citizens Business Bank, all the vesting restrictions lapse. The Compensation Committee has the authority, in its sole and absolute discretion, to remove any or all of the vesting restrictions on the stock grant.

2000 Stock Option Plan

As set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table, certain of our named executive officers received options under our 2000 Stock Option Plan. Assuming that the 2008 Equity Incentive Plan is approved by shareholders at the annual meeting, no further grants will be made under the 2000 Stock Option Plan. It will remain active only for the exercise of options held by participants in the plan.

The following is a description of our 2000 Stock Option Plan:

The 2000 Option Plan authorizes the granting of stock options to employees, non-employee directors, consultants and other independent contractors of us and our subsidiary companies, including Citizens Business Bank. In the event we acquire another company by merger or otherwise, the Board of Directors or Compensation Committee may authorize the issuance of options to individuals performing service for the acquired entity in substitution of options previously granted to those individuals in connection with their performance and service to the acquired entity.

Each option is at a purchase price not less than 100% of the fair market value of CVB Financial Corp. Common Stock at the time the option is granted. The Board of Directors or Compensation Committee may accelerate the exercisability of all or any portion of an option at any time.

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Except to the extent the terms of an option require its prior termination, each option shall terminate on the earliest to occur of (i) ten (10) years from the date on which the option is granted (in the case of incentive stock options) or five (5) years in the case of an incentive stock option granted to a holder of 10% or more of our common stock; or (ii) no less than ninety (90) days and no more than 60 months, unless such severance is a result of death, disability or retirement, in which case the option shall terminate one year from the date of such death, disability or retirement.

If we terminate someone for cause, the option shall immediately terminate unless the Board of Directors provides that the option may be exercisable after the date of termination, but in no case may the option be exercised for more than 30 days after such termination. If someone dies or becomes disabled while holding a stock option, the stock option may be exercised by the legal representative of the optionee or the optionee himself, as the case may be, for a period of 12 months from the date of death, but no later than the expiration of the option.

Any option held by an optionee who retires in accordance with the terms of the 2000 Option Plan, may exercise the option for a period of 12 months (or such other period as the Board of Directors shall specify) from the date of such retirement, but not later than the expiration of the stated term of the option, if earlier.

If an optionee’s employment terminates for any reason other than death, disability, retirement or cause, the optionee may exercise the option, to the extent it was exercisable at the time of termination, for 90 days, or such other period not to exceed 60 months, as the Board of Directors or Compensation Committee shall determine from the date of termination, but not later than the stated term of the option.

In the event of a dissolution or liquidation of CVB Financial Corp. or a merger with CVB Financial Corp., or a sale of all or substantially all of the assets of CVB Financial Corp., the Board will notify each optionee and each optionee will have the right to exercise all of his or her options, regardless of their vesting schedule. Upon the occurrence of the merger, dissolution or sale, the 2000 Option Plan and any option or portion thereof not exercised will terminate unless the 2000 Option Plan and the options thereunder are assumed by the surviving corporation or new options in the successor corporation are substituted for the CVB Financial Corp. options.

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Outstanding Equity Awards

The following table lists the outstanding equity awards at December 31, 2007. All of the awards have been adjusted for the stock dividends and stock splits declared by CVB Financial Corp. since the grant date. All of the options listed vest at a rate of 20% per year and expire ten years from the date of grant.

Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Christopher D. Myers	–	–		–	–	–	44,000 (1)	$454,960	–	–
	11,000	44,000	(2)	–	$13.02	8/1/2016	–	–	–	–

Edward J. Biebrich	16,250	–		–	$4.80	6/21/2010	–	–	–	–
	59,083	–		–	$8.45	6/19/2012	–	–	–	–
	20,625	13,750	(3)	–	$12.15	3/17/2014	–	–	–	–
	4,400	17,600	(4)	–	$14.04	6/21/2016	–	–	–	–

Jay W. Coleman	13,749	13,750	(3)	–	$12.15	3/17/2014	–	–	–	–
	4,400	17,600	(4)	–	$14.04	6/21/2016	–	–	–	–

Edward J. Mylett	7,562	1,891	(5)	–	$10.13	8/1/2013	–	–	–	–
	3,094	2,063	(6)	–	$12.45	6/16/2014	–	–	–	–
	2,750	4,125	(7)	–	$14.51	8/17/2015	–	–	–	–
	4,400	17,600	(8)	–	$15.45	3/15/2016	–	–	–	–

Chris A. Walters	–	10,000	(9)	–	$10.22	7/18/2017	–	–	–	–

(1)	One-fourth of the unvested shares vests on each of August 1, 2008, 2009, 2010 and 2011.
(2)	One-fourth of the unvested options vests on each of August 1, 2008, 2009, 2010, and 2011.
(3)	One-half of the unvested options vest on each of March 17, 2008 and 2009.
(4)	One-fourth of the unvested options vests on each of June 21, 2008, 2009, 2010 and 2011.
(5)	These unvested options vest on August 1, 2008.
(6)	One-half of the unvested options vests on each of June 16, 2008 and 2009.
(7)	One-third of the unvested options vests on each of August 17, 2008, 2009 and 2010.
(8)	One-fourth of the unvested options vests on each of March 15, 2008, 2009, 2010 and 2011.
(9)	One-fifth of the unvested options vests on each of July 18, 2008, 2009, 2010, 2011 and 2012.

Option Exercises and Stock Vested

The following table lists option exercises and stock vested during the year-ended December 31, 2007.

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Option Exercises and Stock Vested

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Christopher D. Myers	–	–	11,000	108,680
Edward J. Biebrich	134,045	707,544	–	–
Jay W. Coleman	23,634	36,869	–	–
Edward J. Mylett	–	–	–	–
Chris A. Walters	–	–	–	–

The following table provides information as of December 31, 2007, with respect to shares of CVB Financial Corp. common stock that may be issued under our equity compensation plans. For additional information about our 2008 Plan, see Proposal 2 of this proxy statement.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,853,413	$11.19	3,951,219

Equity compensation plans not approved by security holders	–	–	–

Total	1,853,413	$11.19	3,951,219

Deferred Compensation

In connection with the hiring of Mr. Myers as our President and Chief Executive Officer, we adopted a deferred compensation plan for his benefit that became effective on January 1, 2007. Under the deferred compensation plan, Mr. Myers may defer up to 75% of his base salary and up to 100% of his bonus for each calendar year in which the plan is effective. CVB Financial Corp. has the discretion to make additional contributions to the plan for the benefit of Mr. Myers.

Interest shall be credited to Mr. Myers’ account balance at a fixed rate of at least 6% plus a bonus rate equal to the sum, if any, of the Treasury Bond Rate and 2% less 6%. The Compensation Committee has the discretion to make available to Mr. Myers one or more measurement funds, based on certain mutual funds, for the purpose of crediting or debiting additional amounts to Mr. Myers’ deferrals. The amount to be credited to Mr. Myers’ account balance is determined assuming Mr. Myers’ account balance had been hypothetically allocated among the measurement funds.

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Mr. Myers may elect to receive scheduled distributions from the plan at his discretion. In addition, Mr. Myers may elect to receive all or part of his plan balance following retirement in one lump sum or in annual installments for a period of up to 15 years.

We also adopted a Deferred Compensation Plan for Directors & Certain Officers, effective as of February 21, 2007, for the benefit of our other named executive officers and certain other executives, employees, and independent contractors. Under this plan, each participant may defer up to 75% of his or her base salary and up to 100% of his or her bonus, any commission, and any independent contractor compensation for each calendar year in which the plan is effective. This plan does not provide for a guaranteed yield or return.

The following table shows Mr. Myers’ contributions and earnings during 2007 and account balances as of December 31, 2007 under CVB Financial Corp.’s nonqualified deferred compensation plan for Mr. Myers. CVB Financial Corp. did not make any additional contributions to the plan for the benefit of Mr. Myers during 2007. No other individual deferred compensation as of December 31, 2007.

Nonqualified Deferred Compensation — Fiscal Year 2007

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive contributions ($) (1)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($) (2)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FY ($) (2)
Christopher D. Myers	300,000	0	14,584	0	314,584

(1)	No portion of these amounts was reported in the 2007 Summary Compensation Table.
(2)	Reflects earnings on deferred compensation (d) and the deferred compensation balance (f) for the named executive under the Deferred Compensation Plan for Chris Myers.

Director Compensation

CVB Financial Corp. uses a combination of cash, stock-based compensation, and health and welfare benefits to attract and retain qualified individuals to serve as directors. Each director is expected to own $100,000 in company stock within six months of becoming a director as a minimum ownership position.

Only non-employee directors are entitled to receive monthly cash compensation for serving on the Board. Each Director receives $3,622 per month for a total of $43,464. Our Vice Chairmen receive $7,244 monthly or $86,928 for the year. Our Chairman receives $10,350 per month, totaling $124,200 for the year. The Board holds monthly meetings of the Board and its Committees, and also meets in various committees on other occasions. Our Chairman and Vice Chairmen meet weekly with our President and CEO, forming the Executive Committee of the Board.

CVB Financial Corp. awards stock options to Board members every two years in conjunction with those awarded to our executive officers under the 2000 Stock Option Plan.

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These are awarded on a discretionary basis. Assuming that the 2008 Equity Incentive Plan is approved by shareholders at the annual meeting, no further grants to directors will be made under the 2000 Stock Option Plan. It will remain active only for the exercise of options held by the directors.

The members of the Board participate in the health and welfare benefits at the same level and extent as the employees of CVB Financial Corp. These benefits include medical, dental, vision, long-term disability and life insurance. The directors pay the same amount for insurance as employees of a similar age and dependency status.

The following table summarizes the compensation paid to our non-employee directors during 2007. Compensation paid to Mr. Myers is set forth in the Summary Compensation Table.

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan compensation ($)	Change in pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)
George Borba (2)	124,200	–	65,872	–	–	7,527	197,599
Ronald O. Kruse (3)	86,928	–	65,872	–	–	7,527	160,327
D. Linn Wiley (3)(5)	86,928	–	28,570	466,125	–	97,140	678,763
John A. Borba	43,464	–	65,872	–	–	7,527	116,863
Robert M. Jacoby	43,464	–	30,605	–	–	7,997	82,066
James C. Seley	43,464	–	65,872	–	–	7,527	116,863
San E. Vaccaro	43,464	–	65,872	–	–	7,527	116,863

(1)

The amounts in column (d) represent the amounts reported in CVB Financial Corp.’s financial statements for the fiscal year ended December 31, 2007, in accordance with FAS 123(R). These amounts include amounts from awards granted in 2006 and prior years. The assumptions for these amounts are included in footnote number 15 of CVB Financial Corp.’s audited financial statements included in CVB Financial Corp.’s Annual Report on Form 10-K.

(2)	Mr. Borba is Chairman of the Board and of the Executive, Compensation, and Nominating and Corporate Governance Committees.

(3)	Mr. Kruse and Mr. Wiley are Vice Chairmen of the Board.

(4)	Other compensation is comprised of the following:

(a)	Mr. George Borba’s other compensation represents $7,527 for health benefits.

(b)	Mr. Kruse’s other compensation represents $7,527 for health benefits.

(c)

Mr. Wiley’s other compensation represents $65,000 for facilitating training and making customer calls, $15,212 for final salary from 2006 received in 2007, $6,750 for safe harbor contribution, $7,527 for health benefits, and $2,651 for use of a company car.

(d)	Mr. John Borba’s other compensation represents $7,527 for health benefits.

(e)	Mr. Jacoby’s other compensation represents $7,527 for health benefits and $470 for his spouse’s attendance at a banking conference.

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(f)	Mr. Seley’s other compensation represents $7,527 for health benefits.

(g)	Mr. Vaccaro’s other compensation represents $7,527 for health benefits.

(5)	The bonus amount paid in 2007 to Mr. Wiley was based on his performance in 2006 as Chief Executive Officer.

At December 31, 2007, our non-employee directors held options to purchase our common stock in the following amounts: Mr. G. Borba, 70,469 options; Mr. J. Borba, 151,708 options, Mr. Kruse, 151,708 options, Mr. Jacoby, 27,500 options, Mr. Seley, 313,633 options, Mr. Vaccaro, 70,469 options; and Mr. Wiley, 96,251 options.

Potential Payments Upon Termination or Change of Control

We have Severance Compensation Agreements with each of our named executive officers, other than Mr. Myers whose employment agreement provides for termination payments in the event of a change in control. Under Mr. Myers’ employment agreement, if he is terminated for cause, he will be paid his base salary earned through the date of termination, as well as pay for any vacation accrued but not used as of that date. If Mr. Myers’ employment is terminated without cause (other than in connection with a change in control as defined in the agreement), then Mr. Myers will be entitled to (i) his base salary earned through the termination date plus any accrued but unused vacation pay; and (ii) a one-time lump sum payment equal to two times of his then current annual base salary. The payments will be paid in equal installments on Citizens Business Bank’s normal payroll dates over a 24-month period, subject to acceleration into one lump sum to extent required by Section 409A of the Internal Revenue Code.

If Mr. Myers’ terminates his employment or his employment is terminated during the year following a change in control of us or Citizens Business Bank for any reason (including resignation for any reason within one year of a change in control), Mr. Myers would be entitled to receive an amount equal to two times his annual base salary for the last calendar year immediately preceding the change in control plus two times the average annual bonus received for the last two calendar years ended immediately preceding the change in control.

If Mr. Myers’ employment is terminated in connection with a disability, Mr. Myers would be entitled to an amount equal to the difference between any insurance proceeds he is entitled to receive under Citizens Business Bank’s insurance plans and his base salary for 12 months. The payments will be made in equal installments on Citizens Business Bank’s normal payroll dates.

If Mr. Myers’ employment is terminated by death or for cause, he is entitled to receive his salary earned through the date of termination plus his accrued vacation pay. In connection with his death, Citizens Business Bank will make the payment in one lump-sum.

The receipt by Mr. Myers of payments in connection with his termination without cause, or upon disability or death, or in connection with a change in control is conditioned upon execution of a release in favor of CVB Financial Corp. and Citizens Business Bank. In addition,

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Mr. Myers has agreed in his employment agreement not to solicit any customers or fellow employees for a period of one year following his termination of employment.

For our other named executive officers, if they terminate their employment or their employment is terminated during the year following a change in control for any reason (including resignation within one year of a change in control), the executive will receive an amount equal to twice the executive’s annual base compensation plus two times the average of the last two years’ bonuses paid to the executive for the last calendar year immediately preceding the change in control. This amount will be paid as determined by the executive up to a 15-year period of time commencing six months after the effective date of termination of the executive’s employment.

The Compensation Committee feels these change of control agreements are important for its executives. By means of these agreements, CVB Financial Corp. feels that an executive would remain in place to assist an acquirer through the term of the merger. In addition, it assists an executive who may be displaced because of the merger.

The table below herein reflects the amount of compensation awarded to each of the named executive officers in the event of termination of such executive’s employment under the circumstances described below. The amounts shown assume that such termination was effective as of December 31, 2007, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	any incentive compensation earned during the year;
•	amounts contributed under the 401(k) Profit Sharing Plan and any deferred compensation plan; and
•	unused vacation pay.

Payments Made Upon Retirement

In the event of the retirement of a named executive officer, in addition to the other items identified above; under “Payments Made Upon Termination” the named executive officer will receive no other benefits.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive officer, in addition to the benefits listed under the headings “Payments Made Upon Termination” above, the named executive officer will receive benefits under our disability plan or payments under our life insurance plan, as appropriate.

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Potential Payments Upon Termination of Employment

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Cash Severance Arrangements/ Compensation ($) (1)	Accrued Vacation ($)	Insurance Death Benefits ($)	Vested Options ($)	Acceleration of Vested Options (unamortized expense as of 12/31/07) ($)	Total Termination Benefits ($)
Christopher D. Myers
Voluntary Termination or Retirement		2,019		–		2,019
Involuntary Termination (other than For Cause) (2)	1,050,000	2,019		–		1,052,019
Involuntary Termination ( For Cause)		2,019		–
Termination in Connection with Change in Control	1,415,000	2,019			–	1,417,019
Death		2,019	70,000	–		72,019
Disability (3)	244,500	2,019		–		246,519

Edward J. Biebrich
Voluntary Termination or Retirement		9,519		201,692		211,211
Involuntary Termination (other than For Cause)		9,519		201,692		211,211
Involuntary Termination ( For Cause)		9,519		201,692		211,211
Termination in Connection with Change in Control	640,500	9,519		201,692	–	851,711
Death		9,519	70,000	201,692		281,211
Disability		9,519		201,692		211,211

Jay W. Coleman
Voluntary Termination or Retirement		5,288				5,288
Involuntary Termination (other than For Cause)		5,288				5,288
Involuntary Termination ( For Cause)		5,288				5,288
Termination in Connection with Change in Control	628,000	5,288			–	633,288
Death		5,288	70,000			75,288
Disability		5,288				5,288

Edward J. Mylett
Voluntary Termination or Retirement		10,192		1,588		11,780
Involuntary Termination (other than For Cause)		10,192		1,588		11,780
Involuntary Termination ( For Cause)		10,192		1,588		11,780
Termination in Connection with Change in Control	616,500	10,192		1,588	397	628,677
Death		10,192	70,000	1,588		81,780
Disability		10,192		1,588		11,780

Chris A. Walters
Voluntary Termination or Retirement		5,077				5,077
Involuntary Termination (other than For Cause)		5,077				5,077
Involuntary Termination (For Cause)		5,077				5,077
Termination in Connection with Change in Control	455,000	5,077			1,200	461,277
Death		5,077	70,000			75,077
Disability		5,077				5,077

(1)	This column includes 2x base compensation plus 2x average of the last two years bonus, except as specified in footnote 2 and 3.
(2)	Amount represents 2x base salary.
(3)	Amount represents the difference between disability payments and base salary.

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Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of CVB Financial Corp. or any of its subsidiaries. For information concerning certain related transactions with John Borba, see “Certain Relationships and Related Transactions.”

Certain Relationships and Related Transactions

Some of the directors and executive officers of CVB Financial Corp. and associates of them were customers of, and had loans and commitments with Citizens Business Bank and its subsidiary in the ordinary course of its business during 2007, and we expect such transactions will continue in the future. All of these loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and comply with the provisions of the Sarbanes-Oxley Act of 2002. In our opinion, these transactions did not involve more than a normal risk of collectability or present other unfavorable features.

Mr. Steven Borba, son of director John Borba, is employed by Citizens Business Bank as a non-executive officer. For 2007, his total compensation, including group benefits and bonus was $129,036. His group benefits include benefits offered to all employees.

Citizens Business Bank has entered into a two-year Consulting Agreement, on April 1, 2008, with D. Linn Wiley, Vice Chairman of the Board of CVB Financial Corp., to perform consulting services for Citizens Business Bank, as directed by the Board of Directors or Chief Executive Officer. Such services include (a) representing and promoting the goodwill of Citizens Business Bank, (b) promoting the continued profitability of Citizens Business Bank by making, among other things, periodic promotional calls on customers and prospective customers, and (c) providing consultation on banking matters. As compensation for such services, Citizens Business Bank will pay Mr. Wiley a monthly fee of $7,756 during the term of the Consulting Agreement.

Policies and Procedures for Approving Related Person Transactions

CVB Financial Corp. has a Related Person Transaction Policy which prescribes policies and procedures for approving a “Related Person Transaction.” The term “Related Person Transaction” is defined as a transaction arrangement or relationship (or any series of similar transactions, arrangements or relationships), in which CVB Financial Corp. (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $25,000, and in which any Related Person had, has or will have a direct or indirect interest. “Related Person” is defined as:

•

any person who is, or at any time since the beginning of CVB Financial Corp.’s last fiscal year was, a director or executive officer of CVB Financial Corp. or a nominee to become a director of CVB Financial Corp.;

•	any person who is known to be the beneficial owner of more than 5% of any class of CVB Financial Corp.'s voting securities;

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•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

•

any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The procedures exclude from coverage loans made by Citizens Business Bank if the loan (a) is made in the ordinary course of business, (b) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, (c) did not involve more than the normal risk of collectability or present other unfavorable features, and (d) is otherwise made pursuant to CVB Financial Corp.’s applicable policies and applicable law for extension of credit to Related Persons. In the case of such loans, the procedures set forth in the policies and procedures applicable to such loans shall be followed rather than the procedures set forth in the Related Person Transaction Policy.

The Board has delegated to the Audit Committee the responsibility of reviewing and approving Related Person Transactions. In evaluating Related Person Transactions, the Audit Committee considers all of the relevant facts and circumstances available to the Audit Committee, including:

•	the benefits to CVB Financial Corp.;
•

the impact on a director’s independence in the event the Related Person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer;

•	the availability of other sources for comparable products or services;
•	the terms of the transaction; and
•	the terms available to unrelated third parties or to employees generally.

No member of the Audit Committee may participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Audit Committee or the Chair may approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of CVB Financial Corp. and its shareholders, as the Audit Committee determines in good faith. The Chair is required to report to the Audit Committee at the next Audit Committee meeting any approvals made pursuant to delegated authority.

In the event CVB Financial Corp.’s Chief Executive Officer or Chief Financial Officer becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under the policy, the following procedures apply: (a) if the transaction is pending or ongoing, it will be submitted to the Audit Committee or the Chair promptly, and the Committee or Chair will consider all of the relevant facts and circumstances, including those items listed above. Based on the conclusions reached, the Audit Committee shall evaluate all

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options, including ratification, amendment or termination of the Related Person Transaction; and (b) if the transaction is completed, the Audit Committee will evaluate the transaction, taking into account the same factors described above, to determine if rescission of the transaction is appropriate, and shall request that the Chief Financial Officer evaluate CVB Financial Corp.’s controls and procedures to ascertain the reason the transaction was not submitted to the Audit Committee for prior approval and whether any changes to these procedures are recommended.

Did Directors and Officers Comply with Their Section 16(a) Beneficial Ownership Reporting Compliance Requirements in 2007?

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of CVB Financial Corp.’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Securities and Exchange Commission requires executive officers, directors and greater than 10% shareholders to furnish to us copies of all Section 16(a) forms they file.

Based solely on our review of these reports and of certifications furnished to us, we believe that, during the fiscal year ended December 31, 2007, all executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, with the exception of San Vaccaro who filed a Form 4 due on October 24, 2007, on October 25, 2007.

THE BOARD RECOMMENDS A VOTE “FOR” ALL EIGHT NOMINEES FOR DIRECTOR.

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PROPOSAL 2

ADOPTION OF 2008 EQUITY INCENTIVE PLAN

On April 11, 2008, the Board of Directors (the “Board”) adopted the CVB Financial Corp. 2008 Equity Incentive Plan (the “2008 Plan”), and now seeks shareholder approval of the 2008 Plan at the Annual Meeting. A key objective of the 2008 Plan is to provide for the award of restricted stock grants, in addition to stock option grants, for employees, consultants and non-employee directors. The Board adopted the 2008 Plan because stock options no longer have a significant financial statement advantage under SFAS No. 123(R). As a result of this change in accounting, restricted stock grants may be more advantageous to CVB Financial Corp. (the “Company”) and our shareholders than stock options.

The Board believes the 2008 Plan is necessary to give CVB Financial Corp. flexibility to (i) attract and retain qualified non-employee directors, executives and other key employees and consultants with appropriate equity-based awards, (ii) motivate high levels of performance, (iii) recognize employee contributions to CVB Financial Corp.’s success, and (iv) align the interests of plan participants with those of CVB Financial Corp.’s shareholders. In addition, the Board believes a robust equity compensation program is necessary to provide CVB Financial Corp. with flexibility in negotiating strategic acquisitions and other business relationships to further expand and grow our business.

Without the ability to grant equity-based awards for these purposes, we may not remain competitive for qualified non-employee directors and executives, and skilled employees and consultants in the financial services industry, particularly against similar companies vying for a limited talent pool. The provisions of the 2008 Plan are summarized below. There has been no determination with respect to future awards under the 2008 Plan as of the date of this Proxy Statement.

The 2008 Plan reserves 3,949,891 shares for issuance, which represents the remaining shares available for grant under the CVB Financial Corp. 2000 Stock Option Plan (the “2000 Plan”). Upon receiving shareholder approval of the 2008 Plan, no further grants will be made under the 2000 Plan, but shares may continue to be issued under such plan pursuant to grants previously made. The 3,949,891 shares reserved for issuance will serve as the underlying value for all equity awards under the 2008 Plan. However, no more than 3,000,000 shares may be issued to all participants under the 2008 Plan as “full-value” awards, which under the 2008 Plan include restricted stock.

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Summary of the 2008 Equity Incentive Plan

General

The 2008 Plan provides for grants of stock options and restricted stock (sometimes referred to individually or collectively as “Awards”) to non-employee directors, officers, employees and consultants of CVB Financial Corp. and its subsidiaries. Stock options may be either “incentive stock options” (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (“NQSOs”).

Plan Administration; Amendment and Termination

The Board and/or one or more of its committees shall administer the 2008 Plan in accordance with applicable law (“Administrator”). The Administrator may, amend, suspend or terminate any portion of the 2008 Plan for any reason, but must obtain shareholder consent for any material Plan amendment, or the consent of affected plan participants if any such action alters or impairs any obligations regarding Awards that have been granted. The 2008 Plan terminates in 2018. However, such termination will not affect Awards granted under the 2008 Plan prior to termination.

Reversion of Shares to the Plan

When Awards made under the 2008 Plan expire or are forfeited, the underlying shares will become available for future Awards under the 2008 Plan. Shares awarded and delivered under the 2008 Plan may be authorized but unissued, or reacquired shares.

Eligibility for Awards

Employees, officers, consultants and non-employee directors of CVB Financial Corp. or its subsidiaries may be granted Awards under the 2008 Plan. As of March 24, 2008, there were 7 non-employee directors, 5 executive officers, and 750 employees (who are not executive officers) eligible to receive Awards under the 2008 Plan. The 2008 Plan Administrator determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the 2008 Plan may consist of a single type or any combination of the two types of Awards permissible under the 2008 Plan as determined by the Administrator (or by the full Board in the case of Awards to non-employee directors). These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, his/her potential contributions to CVB Financial Corp.’s success, and other factors.

Exercise Price Limitations

The 2008 Plan Administrator will determine the exercise price for the shares underlying each Award on the date the Award is granted. The exercise price for shares under an ISO may not be less than 100 percent of fair market value on the date the Award is granted under Code Section 422. Similarly, under the terms of the 2008 Plan, the exercise price for NQSOs may not

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be less than 100 percent of fair market value on the date of grant. There is no minimum exercise price prescribed for restricted stock awarded under the 2008 Plan.

No Material Amendments or Re-Pricing Without Shareholder Approval

Except for adjustments upon changes in capitalization, dissolution, merger or asset sale, the 2008 Plan prohibits CVB Financial Corp. from making any material amendments to the 2008 Plan or decreasing the exercise price or purchase price of any outstanding Award (including by means of cancellation or re-grant) without shareholder approval.

Individual Grant Limits

No participant may be granted Awards in any one year to purchase more than an aggregate 100,000 shares. Such limitation is subject to proportional adjustment in connection with any change in CVB Financial Corp.’s capitalization as described in the 2008 Plan.

Award Exercise; Payment of Exercise Price

The Administrator will determine when Awards become exercisable. However, no Award may have a term longer than ten years from the date of grant unless otherwise approved by CVB Financial Corp.’s shareholders, no Award may be exercised after expiration of its term. An Award that becomes exercisable based on the participant’s continuous status as an employee, consultant or nonemployee director, must require no less than a three (3) year vesting period for such Award to become exercisable in full. After an Award is granted, the Administrator has the authority to change the terms and conditions of Awards, including changing vesting provisions or removing restrictions, subject to compliance with the terms of the 2008 Plan. Payment for any shares issued upon exercise of an Award shall be specified in each participant’s Award agreement, and may be made by cash, check or other means specified in the 2008 Plan.

Tax Withholding

CVB Financial Corp. shall have the right to deduct or withhold or require a participant to remit to CVB Financial Corp. an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.

Effect of Termination, Death, or Disability

If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, vesting of ISOs and NQSOs generally will stop as of the effective termination date. Participants generally have three months from their termination date to exercise vested unexercised options before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability, and retirement in the case of nonqualified stock options. If a participant is dismissed for cause, the right to exercise shall terminate immediately upon such termination.

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Limitation on Transferability of Awards

Unless otherwise determined by the Administrator, Awards granted under the 2008 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime. In a manner specified by the Administrator, NQSOs and restricted stock may be transferred in certain instances by gift to family members, a trust for the benefit of a participant and/or members of the participant’s immediate family, or certain other related parties.

Restricted Stock

The 2008 Plan also permits CVB Financial Corp. to grant restricted stock. The 2008 Plan Administrator has discretion to establish periods of restriction during which shares awarded remain subject to forfeiture or CVB Financial Corp.’s right to repurchase if the participant’s employment terminates for any reason (including death or disability). Restrictions may be based on the passage of time, the achievement of specific performance objectives, or other measures as determined by the Administrator in its discretion. The period of restriction shall not be less than one year for Awards that are earned based on the attainment of performance goals, and less than three years for Awards that are earned based on continuous status as an employee, consultant or director. During periods of restriction, a participant has the right to vote his/her restricted stock and to receive distributions and dividends, if any, but may not sell or transfer any such shares in a manner which has not been approved by the Administrator.

Changes in Capitalization; Change of Control

The 2008 Plan provides for exercise price and quantity adjustments if CVB Financial Corp. declares a stock dividend or stock split. Also, unless otherwise provided in an award agreement, in the event of a change of control, then all awards under the 2008 Plan will accelerate and become fully exercisable and all restrictions and conditions on any award then outstanding will lapse as of the date of the change of control. “Change in control” means the occurrence of any of the following: (a) any person becomes the beneficial owner of securities of CVB Financial Corp. representing 50% or more of the total voting power represented by the CVB Financial Corp.’s then outstanding voting securities; (b) the consummation of the sale or disposition by CVB Financial Corp. of all or substantially all of its assets; (c) the consummation of a liquidation or dissolution of CVB Financial Corp.; or (d) the consummation of a merger or consolidation of CVB Financial Corp. with any other corporation, with certain exceptions. Upon consummation of a change in control, except as determined by the Board of Directors, the 2008 Plan and any Award which is exercisable but not exercised shall terminate unless provision is made for the assumption of the 2008 Plan and/or Awards in connection with the change in control.

Participation in the Plan

Except as otherwise provided in the 2008 Plan, the grant of Awards is subject to the discretion of the 2008 Plan Administrator. No determinations have been made with respect to future awards under the 2008 Plan.

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U.S. Federal Income Tax Consequences

Option Grants

Options granted under the 2008 Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to meet those requirements. The Federal income tax treatment for NQSOs and ISOs is summarized below.

Non-Qualified Stock Options

No taxable income is recognized by an optionee upon the grant of an NQSO. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will be equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. CVB Financial Corp. and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director or consultant, where in such case tax withholding is not required. CVB Financial Corp. will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSOs.

Incentive Stock Options

No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised, although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. CVB Financial Corp. will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then CVB Financial Corp. will not be entitled to a tax deduction.

Restricted Shares Plan

The tax principles applicable to the issuance of restricted shares under the 2008 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the difference between the fair market value of the shares on the vesting date and any amount paid for the shares. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the grantee will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. CVB Financial Corp. will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

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Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by CVB Financial Corp. in connection with the exercise of both ISOs and NQSOs granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of CVB Financial Corp.

Shareholder Approval

CVB Financial Corp. is seeking shareholder approval of the 2008 Plan, including the shares reserved under the 2008 Plan. The Board believes that it is in the best interest of CVB Financial Corp. to have a comprehensive equity incentive program. The 2008 Plan provides a meaningful opportunity for officers, directors, employees, consultants and other independent contractors to acquire a proprietary interest in CVB Financial Corp., thereby encouraging those individuals to remain in CVB Financial Corp.’s service and more closely align their interests with those of the shareholders, and at the same time provide CVB Financial Corp. with the flexibility to manage shareholder dilution. The foregoing description is qualified in its entirety by reference to the 2008 Plan. A copy of the 2008 Plan is attached hereto as Annex A.

Required Vote

CVB Financial Corp. must receive the affirmative vote of a majority of the shares of our common stock “represented and voting” at the meeting, with the affirmative votes constituting at least a majority of the required quorum. If you are present in person or represented by proxy at the meeting and abstain from voting on this proposal, it has the same effect as if you voted “AGAINST” the proposal. If you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares on this proposal and it may have the same effect as a vote “AGAINST” this proposal if there are not sufficient affirmative votes on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2008 EQUITY INCENTIVE PLAN

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We have appointed KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2008. The Audit Committee appoints our independent auditors. KPMG, LLP who performed our audit services for the year ended 2007, including an examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission, has served as our independent registered public accountants since July 5, 2007. KPMG, LLP has provided audit services at customary rates and terms. Between May 1, 2004 and July 4, 2007, McGladrey & Pullen, LLP served as our independent registered public accountants.

On June 19, 2007, CVB Financial Corp. dismissed McGladrey & Pullen, LLC as its independent registered public accounting firm. The decision to dismiss McGladrey & Pullen, LLP was approved by the Audit Committee of CVB Financial Corp.'s Board of Directors.

McGladrey & Pullen, LLP’s audit reports on CVB Financial Corp.'s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of McGladrey & Pullen, LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During CVB Financial Corp.'s two most recent fiscal years and in the subsequent interim period from January 1, 2007 through March 31, 2007, there were (i) no disagreements between CVB Financial Corp. and McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused McGladrey & Pullen, LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On June 21, 2007, CVB Financial Corp. engaged KPMG, LLP as its new independent registered public accounting firm. The decision to engage KPMG, LLP was approved by the Audit Committee of CVB Financial Corp.’s Board of Directors.

During CVB Financial Corp.’s two most recent fiscal years and in the subsequent interim period from January 1, 2007 through June 21, 2007, neither CVB Financial Corp. nor anyone acting on its behalf consulted with KPMG, LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Principal Auditors and Fees

The aggregate fees CVB Financial Corp. incurred for audit and non-audit services provided by KPMG, LLP, who acted as our independent registered public accountants for the

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fiscal year ended December 31, 2007 and fees incurred for audit and non-audit services provided by McGladrey & Pullen, LLP for the fiscal year ended December 31, 2006 were as follows:

	2006	2007
Audit Fees(1)	$425,000	$570,000
Audit Related Fees(2)	$4,000	$0
Tax Fees(3)	$67,000	$73,000
All Other Fees	$0	$0
Total	$496,000	$643,000

_________________

(1)

Audit fees consisted of fees for the audit of CVB Financial Corp.’s consolidated financial statements, internal controls over financial reporting and review of financial statements included in CVB Financial Corp.’s quarterly reports. These include estimated costs to complete the integrated audit for the years ended December 31, 2007 and 2006. Of the $570,000, $30,000 was from McGladrey & Pullen for the first quarter 2007 audit work performed prior to the change to KPMG, LLP.

(2)

Audit-related fees consisted of fees billed for professional assurance and related services other than those noted in footnote (1) above, including services rendered in connection with acquisitions or other accounting matters.

(3)

Tax fees consisted of fees billed for the preparation of federal and state income tax returns, including tax planning and tax advice. These services were provided by McGladrey & Pullen, LLP in both years.

The Audit Committee’s pre-approval policy provides for pre-approval of all audit, audit-related and tax services. Accordingly, all audit services provided by KPMG, LLP were pre-approved by our committee. The Audit Committee has granted general pre-approval for certain audit, audit related and tax services. If the cost of any such services exceeds the range of anticipated cost levels, the services will require specific pre-approval by the Audit Committee. If any particular service falls outside the general pre-approval, it must also be specifically approved by the Audit Committee. If specific pre-approval of a service is required, both the independent auditor and CVB Financial Corp.’s Chief Financial Officer must submit a request to the Audit Committee including the reasons why the proposed service is consistent with the Securities and Exchange Commission’s regulations on auditor independence. In addition, with respect to each pre-approved service, the independent auditor is required to provide detailed back-up documentation which will be provided to the Audit Committee, regarding the specific services to be provided.

The pre-approval policy also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

The Audit Committee has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of KPMG, LLP.

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Representatives of KPMG, LLP will be present at the meeting. They will be available to respond to your appropriate questions and will be able to make such statements as they desire. If you do not ratify the selection of independent accountants, the Audit Committee will reconsider the appointment. However, even if you ratify the selection, the Audit Committee may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of CVB Financial Corp. and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG, LLP AS CVB FINANCIAL CORP.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2008.

ANNUAL REPORT

Together with this Proxy Statement, CVB Financial Corp. has distributed to each of its shareholders our Annual Report on Form 10-K for the year ended December 31, 2007, which includes the consolidated financial statements of CVB Financial Corp. and its subsidiaries and the report thereon of KPMG, LLP, CVB Financial Corp.’s independent registered public accountants for 2007 and McGladrey & Pullen, LLP for 2006 and 2005. If you did not receive the Form 10-K (or would like another copy), we will send it to you without charge.

The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but the Form 10-K we have delivered to you does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please call (909) 980-4030 or write to:

Corporate Secretary

CVB Financial Corp.

701 North Haven Avenue, Suite 350

Ontario, California 91764

In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information we file with them.

PROPOSALS OF SHAREHOLDERS

If you wish to submit a proposal for consideration at our 2009 Annual Meeting of Shareholders, you may do so by following the procedures prescribed in the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and proxy materials, our Corporate Secretary must receive your proposal no later than December 14, 2008.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) CVB Financial Corp. receives notice of the proposal before the close of business on February 27, 2009 and advises shareholders in next year’s proxy statement about the

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nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior the close of business on February 27, 2009.

Notices of intention to present proposals at the 2009 Annual Meeting of Shareholders should be addressed to our Corporate Secretary, CVB Financial Corp., 701 North Haven Avenue, Ontario, California 91764. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other requirements.

Dated: April 16, 2008	CVB FINANCIAL CORP.

/s/ Christopher D. Myers

Christopher D. Myers

President and Chief Executive Officer

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ANNEX A

CVB FINANCIAL CORP.

2008 EQUITY INCENTIVE PLAN

(Effective April 11, 2008)

CVB FINANCIAL CORP.

2008 EQUITY INCENTIVE PLAN

(Effective April 11, 2008)

CVB FINANCIAL CORP. hereby adopts in its entirety the CVB FINANCIAL CORP. 2008 Equity Incentive (“Plan”), as of April 11, 2008 (“Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1

BACKGROUND AND PURPOSE

1.1              Background The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock.

1.2              Purpose of the Plan The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates and (c) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholder.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1              “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.

2.2              “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof; provided, however, that Awards to Non-Employee Directors may only be administered by the Board as a whole, and Awards to Section 16 Persons may only be administered by a committee of Independent Directors (as defined in Section 2.23).

2.3              “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.4              “Applicable Law” means the legal requirements relating to the administration of Options, Restricted Stock, and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, the Code, and applicable rules and regulations promulgated by the Nasdaq, New York Stock Exchange, American Stock

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Exchange or the requirements of any other stock exchange or quotation system upon which the Shares may then be listed or quoted.

2.5              “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock.

2.6              “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

2.7              “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8              “Change in Control” means the occurrence of any of the following:

2.8.1  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting capital stock, other than a group of two or more persons not (A) acting in concert for the purpose of acquiring, holding or disposing of such stock or (B) otherwise required to file any form or report with any governmental agency or regulatory authority having jurisdiction over the Company which requires the reporting of any change in control;

2.8.2  The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (whether by stock sale, merger, consolidation or otherwise);

2.8.3  The consummation of a liquidation or dissolution of the Company;

2.8.4  The consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation for the sole purpose of changing the Company’s jurisdiction of incorporation or (ii) a consolidation or merger of the Company in which the holders of the voting capital stock of the Company immediately prior to the consolidation or merger (other than Persons who are parties to such consolidation or merger and their respective Affiliates) hold at least fifty percent (50%) of the voting power represented by the Company’s then outstanding voting capital stock of the Company or the surviving entity (or its parent entity) immediately after the consolidation or merger; or

2.8.5  During any period of not more than twelve (12) consecutive months during which the Company continues in existence, not including any period prior to the effective date of this Plan, individuals who, at the beginning of such period, constitute the Board if Directors of the Company, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause 2.8.2 or 2.8.4 of this subsection 2.8) whose appointment to the Board of Directors of the Company or nomination for election to the Board of Directors of the Company was approved by a vote of a majority of the Directors then still in office, either were Directors at the beginning of such period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company.

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2.9              “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10            “Committee” means any committee appointed by the Board of Directors to administer the Plan.

2.11            “Company” means CVB Financial Corp. or any successor thereto.

2.12            “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or Affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.13            “Continuous Status” as an Employee, Consultant or Director means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment u pon expiration of such leave is guaranteed by statute or contract. If such reemployment is approved by the Company but not guaranteed by statute or contract, then such employment will be considered terminated on the ninety-first (91st) day of such leave and on such date any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. In the event a Participant’s status changes among the positions of Employee, Director and Consultant, the Participant's Continuous Status as an Employee, Director or Consultant shall not be considered terminated solely as a result of any such changes in status.

2.14            “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15            “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16            “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.17            “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.18            “Fair Market Value” means, as of any date, provided the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq

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Global Market or Nasdaq Global Select Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the Grant Date of the Award. If no sales were reported on such Grant Date of the Award, the Fair Market Value of a share of Common Stock shall be the closing price for such stock as quoted on the NASDAQ (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day with reported sales prior to the date of determination. In the case where the Company is not listed on an established stock exchange or national market system, Fair Market Value shall be determined by the Board in good faith in accordance with Code Section 409A and the applicable Treasury regulations.

2.19            “Fiscal Year” means a fiscal year of the Company.

2.20            “Full-Value Award Limitation” means an aggregate limit of 3,000,000 Shares, which is the total number of Shares that may be granted to all Participants combined as “full value awards,” which includes Restricted Stock.

2.21            “Grant Date” means the date the Administrator approves the Award.

2.22            “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.23            “Independent Director” means a Nonemployee Director who is (i) a “nonemployee director” within the meaning of Section 16b-3 of the 1934 Act, (ii) “independent” as determined under the applicable rules of the NASDAQ, and (iii) an “outside director” under Treasury Regulation Section 1.162-27(e)(3), as any of these definitions may be modified or supplemented from time to time.

2.24            “Misconduct” shall include commission of any act in competition with any activity of the Company (or any Affiliate) or any act contrary or harmful to the interests of the Company (or any Affiliate) as determined in good faith by the Administrator and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company’s (or any Affiliate’s) business, or (d) participating in a ho stile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.25            “NASDAQ” means The NASDAQ Stock Market, LLC.

2.26            “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.27            “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

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2.28            “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.29            “Participant” means an Employee, Consultant or Nonemployee Director who has an outstanding Award.

2.30            “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement, including without limitation goals tied to individual objectives and/or the Company’s (or a business unit’s) return on assets, return on shareholders’ equity, efficiency ratio, earnings per share, net income, or other financial measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”), with or without adjustments determined by the Administrator. The foregoing definition shall not be deemed to be inclusive of all Performance Goals for purposes of this Plan. The Performance Goals may differ from Participant to Participant and from Award to Award.

2.31            “Period of Restriction” means the period during which Shares of Restricted Stock are subject to restrictions that subject the Shares to a substantial risk of forfeiture. As provided in Section 6, such restrictions may be based on the passage of time in which case the restrictions may lapse over the Period of Restriction, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.

2.32            “Plan” means this CVB Financial Corp. 2008 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.33            “Restricted Stock” means an Award granted to a Participant pursuant to Section 6. An Award of Restricted Stock constitutes a transfer of ownership of Shares to a Participant from the Company subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Vesting can be based on continued employment or service over a stated service period or the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested restricted stock revert back to the Company.

2.34            “Retirement” means an employee’s termination of employment with the Company and its Affiliates after the attainment of age 65 or attainment of age 55 and completion of 10 years of employment.

2.35            “Rule 16b-3” means the rule so designated promulgated under Section 16 of the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

2.36            “SEC” means the U.S. Securities Exchange Commission.

2.37            “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.38            “Shares” means shares of common stock of the Company.

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2.39            “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3

ADMINISTRATION

3.1              The Administrator. The Administrator, if not the Board of Directors, shall be appointed by the Board of Directors from time to time.

3.2              Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator, if the Board of Directors or a Committee, shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the following: (a) which Employees, Consultants and Directors shall be granted Awards; (b) the terms and conditions of the Awards at initial grant and any subsequent revisions or changes to the terms and conditions of Awards, including, but not limited to, changes to, or removal of restrictions on, outstanding Awards relating to vesting, Period of Restriction or exercisability periods, (c) inter pretation of the Plan, (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith and (e) interpretation, amendment or revocation of any such rules.

3.3              Decisions Binding. All determinations and decisions made by the Administrator shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1              Number of Shares. Subject to adjustment, as provided in Section 4.3, the total number of Shares initially available for grant under the Plan shall be three million nine hundred forty nine thousand and eight hundred ninety one (3,949,891), which represents the remaining Shares available for grant under the CVB Financial Corp. 2000 Stock Option Plan (the “2000 Option Plan”) as of the Plan Adoption Date. Upon (and until) shareholder approval of the Plan, no further grants will be made under the 2000 Option Plan, but Shares may continue to be issued under the 2000 Option Plan pursuant to grants previously made. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise. Awards settled in cash shall not cou nt against the limitation set forth in this Section 4.1.

4.2              Lapsed Awards. If any Award made under the Plan expires, or is forfeited or cancelled, the Shares underlying such Awards shall become available for future Awards under the Plan.

4.3              Adjustments in Awards and Authorized Shares. The number of Shares covered by the Plan, each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, recapitalization, spin-off, combination, reclassification, the payment of a stock dividend on the common stock or any other increase or

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decrease in the number of such Shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.

4.4              Legal Compliance. Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.5              Investment Representations.As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5

STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Consultants and Nonemployee Directors. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1              Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.

5.2              Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3              Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1  Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

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5.3.2  Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

(a)    The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b)   Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Consultants or Nonemployee Directors.

(c)    To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, the Options to acquire Shares in excess of such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this limitation, the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d)   In the event of a Participant's change of status from Employee to Consultant or Nonemployee Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3  Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer, and such Options may be granted with an Exercise Price less than the Fair Market Value of a Share on the Grant Date; provided, however, the grant of such substitute Option shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

5.4              Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. However, an Option that becomes exercisable based on the Participant’s Continuous Status as an Employee, Consultant or Nonemployee Director, must become exercisable over a period of not less than three (3) years and can be ratable over such period. Except as set forth in Section 7.1, in all cases involving termination of Continuous Status as an Employee, Director or Consultant (including, but not limited to, the reasons described in subsections (c), (d), (e) and (f) of Section 5.5.1), such Option shall be

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exercisable only to the extent the Participant was entitled to exercise it at the date of such termination.

5.5              Expiration of Options

5.5.1  Expiration Dates. Unless otherwise specified in the Award Agreement, but in any event no later than ten (10) years from the Grant Date, each Option shall terminate no later than the first to occur of the following events:

(a)    Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

(b)   Termination of Continuous Status as Employee, Director or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her Continuous Status as an Employee, Director or Consultant (other than termination for a reason described in subsections (c), (d), (e), (f), or (g) below).

(c)    Misconduct. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire immediately upon receiving written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than Misconduct, disability or death;

(d)   Retirement. With the exception of Incentive Stock Options, in the event that a Participant's Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant's Retirement, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the case of an Incentive Stock Option, such Option shall be treated as an Incentive Stock Option until the last day of the three (3)-month period following the date the Participant ceases his/her Continuous Status as an Employee Director or Consultant due to Retirement and, thereafter, shall be treated as a Nonqualified Stock Option. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Disability. In the event that a Participant's Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option

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within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

(f)     Death. In the event of the death of a Participant, the Participant’s Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan; or

(g)    10 Years from Grant. An Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.5.2  Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the exercise period that an Option is exercisable following a Participant’s termination of Continuous Service (recognizing in some such circumstances the Options would cease to be Incentive Stock Options); provided, however, in no event may any such extension extend beyond the stated expiration date of the Option.

5.6   No “Re-Pricing” Without Shareholder Approval. Except as provided in Section 4.3, in no event may the Administrator directly or indirectly reduce the exercise price of an Option after it has been granted without the approval of a majority of the shareholders eligible to vote.

5.7   Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of any additional amount that the Administrator specifies is necessary for the Company to pay any required withholding taxes in accordance with Section 9.

5.7.1  Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise of Options and same-day sale of related Shares, or exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. Such discretion may be exercised by the Administrator either in the Award Agreement or at any other time.

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5.7.2  Delivery of Shares. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased and taxes required to be withheld, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

SECTION 6

RESTRICTED STOCK

6.1   Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. However, the award of Restricted Stock under this Section 6 is subject to the Full-Value Award Limitation, as described in Section 2.20. The Administrator shall determine the number of Shares to be granted to each Participant and the purchase price, if any, to be paid by the Participant for such Shares. At the discretion of the Administrator, such purchase price may be paid by Participant with cash or through services rendered.

6.2   Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Period of Restriction shall not be less than one year for Awards that are earned based on the attainment of Performance Goals, and not less than three years for Awards that are earned based on Continuous Status as an Employee, Consultant or Director. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

6.3   Transferability. Except as provided in this Section 6, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction.

6.4   Other Restrictions. The Administrator, in its discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6.4, including, without limitation, provisions relating to expiration of restrictions.

6.4.1  General Restrictions. The Administrator may set restrictions based upon the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

6.4.2  Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by

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it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

6.4.3  Legend on Certificates. The Administrator, in its discretion, may place a legend or legends on the certificates representing Restricted Stock to give appropriate notice of such restrictions.

6.5   Removal of Restrictions. Except as otherwise provided in this Section 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after expiration of the Period of Restriction. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.

6.6   Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

6.7   Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

6.8   Return of Restricted Stock to Company. On the date that any forfeiture event set forth in the Award Agreement occurs, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan. Such reverted Restricted Stock shall credit the Full-Value Award Limitation.

SECTION 7

MISCELLANEOUS

7.1   Change In Control. Unless otherwise provided in the Award Agreement, in the event of a Change in Control, then (i) such Awards shall become fully exercisable as of the date of the Change in Control, whether or not otherwise then exercisable and (ii) all restrictions and conditions on any Award then outstanding shall lapse as of the date of the Change in Control. Upon the consummation of the Change in Control, except as otherwise determined by the Board of Directors, the Plan and any Award which is exercisable but (or portion thereof) not exercised shall terminate unless provision is made in connection with the Change in Control for assumption of the Plan and/or the Awards theretofore granted, or substitution for such Awards of new Awards covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

7.2   Notice. In the event of the proposed Change in Control, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, the

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Participant shall have the right, upon delivery of said Notice, to exercise his or her Award for a period not less than ten (10) days immediately prior to such Change in Control as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable, such exercise to be conditioned upon consummation of the Change in Control.

7.3   No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Director or the Company may have to terminate his or her directorship at any time.

7.4   Participation. No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

7.5   Limitations on Awards. No Participant shall be granted an Award or Awards in excess of 100,000 Shares in any Fiscal Year in which the combined number of Shares underlying such Award(s) exceeds 100,000 Shares; provided, however, that such limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 4.3.

7.6   Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

7.7   Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

7.8   Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option or Restricted Stock by bona fide gift and not for any consideration to (i) a member or members of the

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Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

7.9   Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

7.10   Transfers Upon a Change in Control. In the sole and absolute discretion of the Administrator, an Award Agreement may provide that in the event of certain Change in Control events, which may include any or all of the Change in Control events described in Section 2.8, Shares obtained pursuant to this Plan shall be subject to certain rights and obligations, which include but are not limited to the following: (i) the obligation to vote all such Shares in favor of such Change in Control transaction, whether by vote at a meeting of the Company’s shareholders or by written consent of such shareholders; (ii) the obligation to sell or exchange all such Shares and all rights to acquire Shares, under this Plan pursuant to the terms and conditions of such Change in Control transaction; (iii) the right to transfer less than all but not all of such Shares pursuant to the terms and conditions of such Change in Control transaction, and (iv) the obligation to execute all documents and take any other action reasonably requested by the Company to facilitate the consummation of such Change in Control transaction.

7.11   Performance-Based Awards. Each agreement for the grant of performance-based awards shall specify the number of Shares underlying the Award, the Performance Period and the Performance Goals (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Goal similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Goal. As used herein, “Performance Goals” means performance goals specified in the agreement for any Award which the Program Administrators determine to make subject to Performance Goals, upon which the vesting or settlement of such award is conditioned and “Performance Period” means the period of time specified in an agreement for any Award which the Program Administrators determine to make subject to a Performance Goal, are to be earned.

7.11.1   Performance Goals for Covered Employees. The Performance Goals for any performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: total loans; loan growth; total deposits; total trust assets; fee income; demand deposits; business loans (or any other subgroup of total loans, operating efficiency; net interest margin; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total stockholder return; net income; pre-tax income; operating profit margin; net income margin; cash flow; book value;

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earnings per share; earnings growth; fee income; new trust assets; new trust fees; trust revenue; nonperforming assets to assets ratio; efficiency ratio; investment services earnings; investment services revenue; stock price earnings ratio; earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Goal shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based Award. No business criterion other than those named above in this Section 7.11 may be used in establishing the Performance Goal for an award to a Covered Employee under this Section 7.11. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Section 7.11, but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Goals under this Section 7.11 shall be made in writing. The Program Administrators may not delegate any responsibility under this Section 7.11. As used herein, “Covered Employee” shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company’s compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other “qualified performance-based compensation” plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

7.11.2   Mandatory Deferral of Income. The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant’s receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant’s remuneration does not exceed the limit set forth in such provisions of the Code; provided, however, that such deferral does not violate Code Section 409A.

SECTION 8

AMENDMENT, SUSPENSION, AND TERMINATION

8.1   Amendment, Suspension, or Termination. Except as provided in Section 8.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

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8.2   No Amendment without Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment (including but not limited to any provision to reduce the exercise or purchase price of any outstanding Options or other Awards after the Grant Date (other than for adjustments made pursuant Section 4.3), or to cancel and re-grant Options or other rights at a lower exercise price), to the extent required to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other Applicable Law.

8.3   Plan Effective Date and Duration of Awards . The Plan shall be effective as of the Plan Adoption Date subject to the shareholders of the Company approving the Plan by the required vote), subject to Sections 8.1 and 8.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. If the shareholders of the Company do not approve the Plan by the required vote within twelve months of the Plan Adoption Date, all Awards granted under this Plan, and this Plan in its entirety, shall immediately terminate. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

SECTION 9

TAX WITHHOLDING

9.1   Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or the release of Shares from escrow arrangements or removal of legends, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

9.2   Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made; provided, however, in the case Shares are withheld by the Company to satisfy the tax withholding that would otherwise by issued to the Participant, the amount of such tax withholding shall be determined by applying the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 10

LEGAL CONSTRUCTION

10.1   Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the

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failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.2   Grants Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the date of grant, the number of Shares, which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

10.3   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.4   Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.5   Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

10.6   Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

10.7   Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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CVB FINANCIAL CORP.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼	PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.

1. Election of Directors:	01 - George A. Borba	02 - John A. Borba	03 - Ronald O. Kruse	+
	04 - Robert M. Jacoby, C.P.A.	05 - Christopher D. Myers	06 - James C. Seley
	07 - San E. Vaccaro	08 - D. Linn Wiley

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05	06	07	08
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
2. APPROVAL OF 2008 EQUITY INCENTIVE PLAN	☐	☐	☐

		For	Against	Abstain
3.	RATIFICATION OF APPOINTMENT OF KPMG, LLP	☐	☐	☐
as independent registered public accountants of CVB Financial Corp. for the year ending December 31, 2008.

4.

OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting and at any and all adjournments thereof. If any other matter is presented, your proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

+

‹STOCK#›	00VX7A

▼	PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Revocable Proxy — CVB FINANCIAL CORP.

REVOCABLE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2008

THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

I/we hereby nominate, constitute and appoint John A. Borba, Robert M. Jacoby and James C. Seley, and each of them, their attorneys, agents and proxies, with full powers of substitution to each, to attend and act as proxy or proxies at the 2008 Annual Meeting of Shareholders of CVB FINANCIAL CORP. which will be held at the Ontario Convention Center, 2000 Convention Center Way, Ontario, California 91764, on Wednesday, May 21, 2008, at 7:00 p.m., and at any and all postponements or adjournments thereof, and to vote as I/we have indicated the number of shares which I/we, if personally present, would be entitled to vote.

I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I/we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompanies the notice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN, AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG, LLP. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN, AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG, LLP.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 21, 2008

The proxy statement, proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2007, are available on our website at www.cbbank.com under “CVB Investors” and then “Investor Relations - Documents.”